UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21328

SMA Relationship Trust
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Christopher S. Ha, Esq. UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019
(Name and address of agent for service)

Copy to: Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2015

Item 1.  Reports to Stockholders.

SMA Relationship Trust

June 30, 2015

SMA Relationship Trust

Series A

Series G

Series M

Series S

Series T

Semiannual Report

Table of contents
SMA Relationship Trust—Series A
Letter to shareholders	1
Performance at a glance	5
Industry diversification	6
Portfolio of investments	7
SMA Relationship Trust—Series G
Letter to shareholders	11
Performance at a glance	14
Industry diversification	15
Portfolio of investments	16
SMA Relationship Trust—Series M
Letter to shareholders	20
Performance at a glance	23
Summary of municipal securities by state	24
Portfolio of investments	25
SMA Relationship Trust—Series S
Letter to shareholders	30
Performance at a glance	33
Industry diversification	34
Portfolio of investments	35
SMA Relationship Trust—Series T
Letter to shareholders	38
Performance at a glance	41
Industry diversification	42
Portfolio of investments	43
Explanation of expense disclosure	54
Statement of assets and liabilities	56
Statement of operations	58
Statement of changes in net assets	60
Financial highlights
SMA Relationship Trust—Series A	63
SMA Relationship Trust—Series G	64
SMA Relationship Trust—Series M	65
SMA Relationship Trust—Series S	66
SMA Relationship Trust—Series T	67
Notes to financial statements	68
General information	84
Board approval of investment advisory and sub-advisory agreements (unaudited)	85

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SMA Relationship Trust—Series A

August 14, 2015

Dear shareholder,

We present you with the semiannual report for Series A (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2015.

Portfolio performance

Over the six-month reporting period, the Fund gained 0.39%, compared to 0.94% for the BofA Merrill Lynch US Treasury 1-5 Year Index. For comparison purposes, the MSCI World Free Index (net) and the Citigroup One-Month US Treasury Bill Index returned 2.63% and 0.01%, respectively. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 5.)

Portfolio performance

The Fund produced a positive return during the reporting period, driven by market allocation and active currency decisions.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct negative impact on Fund performance. Various equity and fixed income options, futures, forwards and swaps were used to implement our market allocation strategy. These derivatives, in aggregate, contributed to performance during the reporting period.

Market commentary

Central bank action has always directed markets, but since the great financial crisis, it seems to be dictating them. This has led markets to labor over every word of central bankers in an effort to get a better understanding of their next step. During the first quarter of 2015, the European Central Bank ("ECB") captured the limelight when it surprised markets by announcing a larger-than-expected quantitative easing policy. In addition, markets remained focused on the US Federal Reserve Board ("Fed") as it moves toward its first rate hike since 2006.

In Europe, the Swiss National Bank surprised markets by dropping its commitment to cap the Swiss franc against the euro, throwing markets into a state of flux with heightened volatility and a sharp appreciation in the Swiss franc. Soon after, the ECB announced a quantitative easing program exceeding one trillion euros to fight the threat of deflation, which added to downward pressure on the euro. This currency depreciation should have a meaningful impact on corporate earnings and exports, facilitating growth in the eurozone.

Investor focus in the second quarter was on three simultaneous developments, each unfolding with a different degree of predictability. The Fed is getting closer to raising interest rates, in what is undoubtedly the most well-flagged rate hike in history. In less smooth fashion, Chinese equities have seen magnificent rallies while the economy adjusts to a slower rate of growth and the central bank attempts to exert some influence over events. At the least predictable end of the spectrum is the ongoing Greek debt saga.

Having poured over the statements of Fed Chair Janet Yellen, investors are confident that when the central bank begins to raise interest rates from their record lows—whether in September or December 2015, or the early part of

SMA Relationship Trust—
Series A

Investment objective:

Maximize total return,
consisting of capital
appreciation and
current income

Portfolio managers:

Curt Custard,
Andreas Koester and
Jonathan Davies
UBS Global Asset
Management
(Americas) Inc.

Commencement:

April 2, 2008

Dividend payments:

Annually

SMA Relationship Trust—Series A

next year—the increases will be gradual and data-dependent. Developments in the second quarter suggested that rates would trend upward at an even slower pace than previously anticipated.

The decision by MSCI not to include China in its Emerging Market Index dampened investor sentiment and contributed to Chinese A shares giving back some of their significant gains of the second quarter. The mainland stock market has enjoyed a momentous year-to-date rally, with investors also locking in profits in June. Concerns remain about the sustainability of the rally. The People's Bank of China is adopting an increasingly accommodative stance in its efforts to stabilize growth conditions, cutting its benchmark interest rate and relaxing reserve requirements for some lenders in June.

The second quarter was dominated by headlines about Greece, reflecting the latest twists and turns in the ongoing debt crisis. At the end of June, negotiations between Greece and its international creditors to find a viable solution to the country's debt crisis were ongoing. While investors' preoccupation with each new development was high, financial markets by and large seemed slightly indifferent. This comes as no great surprise, given the extent to which European and other foreign banks have limited their exposure to Greece, and the relative strength of the other peripheral eurozone economies that have made progress in implementing structural reforms.

Portfolio commentary

What worked:

•  Overall, the Fund's equity positioning was beneficial for performance.

  – The Fund's directional position in developed equity markets contributed to performance during the reporting period. Strong performance came from European equities as the ECB enacted quantitative easing measures in January, which caused the equity market to rally.

  – A long position in Japanese equities also added value as the Japanese market continued its strong run amid central bank easing and a weak currency.

  – The Fund's relative value trade of long China H futures versus China A futures contributed to performance, as the valuation discrepancy moderated.

•  Certain fixed income positions added value over the period.

  – The Fund benefited from a sustained long position in Australian government bonds, as the Reserve Bank of Australia cut interest rates in early 2015.

  – The Fund's relative value trade of long German government bonds versus French government bonds added value, as the spread between these two sovereigns widened.

•  Overall, the portfolio's active currency positioning was positive for results.

  – The Fund's trade of long the US dollar relative to the New Zealand dollar added significant value over the period, as the Reserve Bank of New Zealand cut rates amid a slowing economy and reduced demand for commodities.

  – The Fund held a long position in the Indian rupee relative to the Korean won, which added value during the period.

SMA Relationship Trust—Series A

What didn't work:

•  Certain equity allocations were negative for performance.

  – The Fund's exposure to emerging market equities produced negative results during the reporting period.

  – The Fund's relative value trade of long German equities versus Swedish equities detracted from performance.

•  Overall, the Fund's positioning in fixed income markets was negative.

  – The Fund was positioned for a flattening of the US yield curve. This did not come to fruition, as the Fed maintained its accommodative stance.

  – The Fund's long position in investment grade bonds was negative for results, as spreads widened on corporate debt during the reporting period.

•  Certain currency positions were negative for results.

  – The largest detractor from performance was the portfolio's long position in the euro versus the Swiss franc. The Swiss National Bank surprised markets by abandoning its peg to the euro, causing this trade to hurt performance.

Outlook

We maintain a moderate risk-on stance and have added risk back into our portfolios over the past month, primarily in equities, which is where we see the most upside from here.

We view the broader US equity market as less attractively valued than other developed equities (as represented by the MSCI EAFE Index). While US corporate profit margins have remained resilient, they are likely to come under pressure in the future as the labor market improves and wage growth gathers momentum. In addition, the strength of the US dollar has posed a headwind for exporters, weighing on earnings growth prospects.

With many large US companies struggling to boost revenues, we have been looking at small- and medium-sized companies as a more attractive alternative, based on our expectations of increased merger and acquisitions activity. Large companies that struggle to deliver earnings growth often start looking for takeover targets, which tend to include small- and medium-sized companies included in the Russell 2000 Index that may be more profit generative.

With a focus on China, our preference has been for Hong Kong-listed H shares over the A shares, a relative trade that we have recently been adding to. Considering the broader emerging markets universe, we are most positive on North Asia equities, including Korea and Taiwan.

We have a negative view on government bonds and are currently underweight duration, particularly in the US and Japan. Investment grade credit should see increased demand, as sovereign bonds have low to negative nominal yields, making investment grade corporates increasingly attractive.

Late in the reporting period, we pared back on our US dollar versus New Zealand dollar position given the significant fall in the kiwi after the Reserve Bank of New Zealand cut rates amid a slowing economy. Our view is that the strong rally that the US dollar has enjoyed over the past year is in its final stages and that this is reflected in the fact that long US dollar positioning is now a heavily consensus trade among investors.

SMA Relationship Trust—Series A

We view the Japanese yen as the most undervalued G10 currency and believe that it has room to appreciate under most scenarios. With the ECB pursuing a monetary policy trajectory increasingly similar to that of the Bank of Japan, we would expect there to be potential for yen appreciation against the euro and are positioned accordingly.

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series A Managing Director UBS Global Asset Management (Americas) Inc.	Curt Custard Portfolio Manager SMA Relationship Trust—Series A Managing Director UBS Global Asset Management

Andreas J. Koester Portfolio Manager SMA Relationship Trust—Series A Managing Director UBS Global Asset Management	Jonathan Davies Portfolio Manager SMA Relationship Trust—Series A Executive Director UBS Global Asset Management

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2015. The views and opinions in the letter were current as of August 14, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series A

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/15	6 months	1 year	5 years	Since inception[1]
SMA Relationship Trust—Series A	0.39%	3.44%	6.38%	3.14%
BofA Merrill Lynch US Treasury 1-5 Year Index[2]	0.94	1.38	1.37	2.13
MSCI World Free Index (net)[3]	2.63	1.43	13.10	4.46
Citigroup One-Month US Treasury Bill Index[4]	0.01	0.02	0.05	0.16

1  Since inception returns are calculated as of the performance inception date, April 2, 2008, of SMA Relationship Trust—Series A.

2  The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Citigroup One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 1 month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series A

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2015

Bonds
Non-US government obligations	4.53%
Total bonds	4.53%
Investment company
UBS Global Corporate Bond Relationship Fund	57.57
Short-term investments	21.63
Options purchased	0.87
Total investments	84.60%
Cash and other assets, less liabilities	15.40
Net assets	100.00%

1  Figures represent the direct investments of SMA Relationship Trust—Series A. Figures may be different if a breakdown of the underlying investment company was included.

SMA Relationship Trust—Series A

Portfolio of investments

June 30, 2015 (unaudited)

	Face amount		Value
Bonds: 4.53%
Non-US government obligations: 4.53%
Australia: 4.53%
Commonwealth of Australia 4.250%, due 07/21/17	AUD	729,000	$587,506
4.500%, due 04/15/20		1,567,000	1,329,204
4.750%, due 06/15/16		725,000	574,216
Total bonds (cost $2,829,472)			2,490,926
	Shares
Investment company: 57.57%
UBS Global Corporate Bond Relationship Fund*[1] (cost $29,823,315)		2,387,304	31,627,956
Short-term investment: 21.63%
Investment company: 6.35%
UBS Cash Management Prime Relationship Fund[1] (cost $3,486,783)		3,486,783	3,486,783
	Face amount
US government obligations: 15.28%
US Treasury Bills, 0.050%, due 10/15/2015[2]		$3,500,000	3,499,793
0.095%, due 02/04/2016[2]		3,400,000	3,398,147
0.156%, due 09/17/2015[2]		1,500,000	1,500,000
Total US government obligations (cost $8,397,022)			8,397,940
Total short-term investments (cost $11,883,805)			11,884,723
	Number of contracts	Value
Options purchased: 0.87%
Put options: 0.49%
E-mini S&P 500 Index, strike @ USD 2,000, expires July 2015	39	$50,700
EURO STOXX 50 Index, strike @ EUR 2,500, expires September 2015	286	26,464
S&P 500 Index, strike @ USD 1,700, expires December 2016	26	191,100
		268,264
Call options: 0.38%
EURO STOXX 50 Index, strike @ EUR 3,600, expires August 2015	113	91,586
EURO STOXX 50 Index, strike @ EUR 3,600, expires September 2015	113	115,522
		207,108
Total options purchased (cost $542,210)		475,372
Total investments: 84.60% (cost $45,078,802)		46,478,977
Cash and other assets, less liabilities: 15.40%		8,461,581
Net assets: 100.00%		$54,940,558

SMA Relationship Trust—Series A

Portfolio of investments

June 30, 2015 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,808,416
Gross unrealized depreciation	(408,241)
Net unrealized appreciation of investments	$1,400,175

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 53. Portfolio footnotes begin on page 10.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CIBC	USD	1,096,340	GBP	695,000	09/08/15	$(4,864)
DB	MYR	7,314,000	USD	1,936,458	09/18/15	9,629
JPMCB	AUD	3,640,000	USD	2,767,983	09/08/15	(29,832)
JPMCB	CHF	2,895,000	USD	3,086,002	09/08/15	(18,803)
JPMCB	EUR	1,995,000	CHF	2,063,778	09/08/15	(12,944)
JPMCB	EUR	250,000	USD	279,041	09/08/15	58
JPMCB	GBP	795,000	USD	1,212,643	09/08/15	(35,880)
JPMCB	HKD	2,470,000	USD	318,429	09/08/15	(192)
JPMCB	NZD	4,535,000	USD	3,208,018	09/08/15	153,123
JPMCB	USD	330,963	EUR	295,000	09/08/15	(1,763)
JPMCB	USD	321,241	JPY	39,800,000	09/08/15	4,243
JPMCB	USD	2,091,725	MXN	32,440,000	09/08/15	(37,902)
JPMCB	USD	1,409,227	SEK	11,990,000	09/08/15	39,214
MSCI	KRW	2,436,000,000	USD	2,185,047	09/18/15	5,124
MSCI	USD	2,061,231	INR	133,980,000	09/18/15	9,450
MSCI	USD	1,642,155	NZD	2,410,000	09/08/15	(18,715)
MSCI	USD	942,029	PHP	42,900,000	09/18/15	5,305
Net unrealized appreciation on forward foreign currency contracts						$65,251

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 38 contracts (USD)	September 2015	$(8,301,789)	$(8,319,625)	$(17,836)
5 Year US Treasury Notes, 74 contracts (USD)	September 2015	(8,810,724)	(8,825,078)	(14,354)
10 Year US Treasury Notes, 74 contracts (USD)	September 2015	(9,380,014)	(9,336,719)	43,295
Index futures buy contracts:
DAX Index, 7 contracts (EUR)	September 2015	2,116,853	2,146,379	29,526
E-mini S&P 500 Index, 15 contracts (USD)	September 2015	1,575,784	1,540,800	(34,984)
FTSE 100 Index, 10 contracts (GBP)	September 2015	1,040,839	1,020,370	(20,469)
Hong Kong Hang Seng Index, 32 contracts (HKD)	July 2015	2,742,687	2,667,853	(74,834)
KOSPI 200 Index, 12 contracts (KRW)	September 2015	1,369,854	1,356,852	(13,002)
MSCI Taiwan Index, 25 contracts (USD)	July 2015	858,843	855,750	(3,093)
Russell 2000 Mini Index, 22 contracts (USD)	September 2015	2,777,773	2,750,880	(26,893)
TOPIX Index, 35 contracts (JPY)	September 2015	4,778,833	4,662,949	(115,884)

SMA Relationship Trust—Series A

Portfolio of investments

June 30, 2015 (unaudited)

Futures contracts (Concluded)

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Index futures sell contracts:
FTSE China A50 Index, 62 contracts (USD)	July 2015	$(735,195)	$(769,420)	$(34,225)
Mini MSCI Emerging Markets Index, 82 contracts (USD)	September 2015	(3,931,003)	(3,933,540)	(2,537)
Stockholm OMXS30 Index, 110 contracts (SEK)	July 2015	(2,064,665)	(2,045,785)	18,880
Interest rate futures buy contracts:
Australian Government 10 Year Bond, 27 contracts (AUD)	September 2015	2,592,464	2,609,427	16,963
Long Gilt, 8 contracts (GBP)	September 2015	1,468,504	1,454,726	(13,778)
Interest rate futures sell contracts:
Euro-Bund, 10 contracts (EUR)	September 2015	(1,690,982)	(1,694,572)	(3,590)
Japanese Government 10 Year Bond, 33 contracts (JPY)	September 2015	(3,957,562)	(3,962,103)	(4,541)
Net unrealized depreciation on futures contracts				$(271,356)

Options written

Put options	Expiration date	Premiums received	Value
EURO STOXX 50 Index, 270 contracts, strike @ EUR 3,200.00	September 2015	$192,382	$(265,189)

Written options activity for the period ended June 30, 2015 was as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2014	—	$—
Options written	498	408,569
Options terminated in closing purchase transactions	(228)	(216,187)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2015	270	$192,382

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Non-US government obligations	$—	$2,490,926	$—	$2,490,926
Investment company	—	31,627,956	—	31,627,956
Short-term investments	—	11,884,723	—	11,884,723
Options purchased	475,372	—	—	475,372
Forward foreign currency contracts	—	226,146	—	226,146
Futures contracts	108,664	—	—	108,664
Total	$584,036	$46,229,751	$—	$46,813,787

SMA Relationship Trust—Series A

Portfolio of investments

June 30, 2015 (unaudited)

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Liabilities
Forward foreign currency contracts	$—	$(160,895)	$—	$(160,895)
Futures contracts	(380,020)	—	—	(380,020)
Options written	—	(265,189)	—	(265,189)
Total	$(380,020)	$(426,084)	$—	$(806,104)

At June 30, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/14	Purchases during the six months ended 06/30/15	Sales during the six months ended 06/30/15	Net realized gain during the six months ended 06/30/15	Change in net unrealized appreciation during the six months ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the six months ended 06/30/15
UBS Cash Management Prime Relationship Fund	$1,924,746	$31,795,447	$30,233,410	$—	$—	$3,486,783	$3,104
UBS Global Corporate Bond Relationship Fund	22,882,405	9,200,000	—	—	(454,448)	31,627,957	—
	$24,807,151	$40,995,447	$30,233,410	$—	$(454,448)	$35,114,740	$3,104

2  Rate shown is the discount rate at date of purchase.

See accompanying notes to financial statements.

SMA Relationship Trust—Series G

August 14, 2015

Dear shareholder,

We present you with the semiannual report for Series G (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2015.

Portfolio performance

For the six-month period, the Fund returned 3.02%. During the same period, its new benchmark, the MSCI World ex-USA Index (net) (the "Index"), returned 4.34%, while its previous benchmark, the MSCI EAFE Free Index (gross), returned 5.88%. The Fund used derivatives for the purpose of hedging currencies and they were not used for taking active currency trades. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund's overall risk exposure. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 14.)

Market overview

Growth in the US fluctuated during the reporting period. The US Commerce Department reported that gross domestic product ("GDP") expanded at a 2.2% seasonally adjusted annualized rate during the fourth quarter of 2014. The economy then expanded 0.6% for the first quarter of 2015, partially due to severe winter weather in parts of the country. However, this was a temporary setback, as the Commerce Department's initial estimate for second-quarter GDP was 2.3%.1

In terms of the global economy, the International Monetary Fund's ("IMF") July 2015 World Economic Outlook Update, released after the reporting period ended, said "A setback to activity in the first quarter of 2015, mostly in North America, has resulted in a small downward revision to global growth for 2015 relative to the April 2015 World Economic Outlook. Nevertheless, the underlying drivers for a gradual acceleration in economic activity in advanced economies—easy financial conditions, more neutral fiscal policy in the euro area, lower fuel prices, and improving confidence and labor market conditions—remain intact." The IMF projects that 2015 growth in the eurozone will be 1.5%, versus 0.8% in 2014. Japan's economy is expected to expand 0.8% in 2015, an improvement from the 0.1% contraction in 2014. In contrast, the IMF sees growth in emerging market countries decelerating in 2015, with GDP of 4.2% compared to 4.6% in 2014.

Despite a sell-off late in the period due to the escalating crisis in Greece, international developed equities, as measured by the MSCI EAFE Index (the "Index"), gained 5.58% during the six months ended June 30, 2015. In contrast, the US equity market generated only a modest gain during the reporting period, as the S&P 500 Index rose 1.23%. International equities' stronger results were partially driven by highly accommodative monetary policy and signs of stronger-than-expected growth in certain countries.

SMA Relationship Trust—
Series G

Investment objective:

Provide long-term capital
appreciation

Portfolio managers:

Nicholas Irish
Charles Burbeck
UBS Global Asset Management (Americas) Inc.

Commencement:

May 6, 2011

Dividend payments:

Annually

1  Based on the Commerce Department's initial estimate announced on July 30, 2015, after the reporting period had ended.

SMA Relationship Trust—Series G

Portfolio commentary

What worked

The Fund's performance is typically driven by stock selection, and sector allocations are a by-product of our bottom-up stock selection process. During the period, a number of individual stocks contributed to performance.

•  ING Groep is a Dutch multinational banking and financial services corporation. In the first half of 2014 it delivered on its restructuring plan, which was a part of our original thesis for holding this position. Management has reiterated its confidence in the future sustainable profitability and growth of ING Group, with an announcement that dividend payments will be resumed this year, after seven years of no profit distribution to shareholders. These positive developments have led the stock to be the biggest contributor to the Fund's performance during the reporting period.

•  Mitsubishi UFJ Financial Group is one of the largest banks in Japan, with 30% of its earnings coming from overseas. The stock delivered strong performance over the reporting period, as a result of having beaten market expectations during the first nine months of its 2015 fiscal year. This was driven by growth in lending outside Japan and seasonally high investment banking revenues. In addition to these good results, Mitsubishi UFJ announced that it will be doing additional share buybacks.

•  AIA Group Limited is a leading Asian life insurance company operating in high-growth markets, such as Hong Kong, Singapore, Thailand, South Korea and Malaysia. This holding was another top contributor to the portfolio, as it reported better-than-expected full-year results for 2014, following strong business growth in China and Hong Kong.

What didn't work

Several stocks produced disappointing results and detracted from performance during the reporting period.

•  AIXTRON is a German-based technology company that specializes in the manufacturing of LED production equipment. The stock was the Fund's largest detractor from performance during the reporting period. This was primarily due to a much slower recovery in the LED market than we anticipated, causing AIXTRON to report revenues much lower than consensus expectations. We believe that some demand acceleration is likely to take place. However, this may not happen until next year and any improvement in revenue will, in our view, be modest. As such, we are currently in the process of reviewing this position.

•  Toronto-Dominion Bank is a Canadian retail bank with strong east-coast US operations. During the first half of 2015, all Canadian banks' share prices saw underperformance, driven by market concerns that the Canadian economy will be negatively impacted by potential energy sector weakness, following the oil price decline in 2014. This caused the holding to be one of the biggest drags on the Fund's performance. Our view on the bank remains favorable, and we believe this decline in its share price is short term in nature.

•  Anglo American is a multinational mining company that underperformed during the reporting period due to weak commodity prices. We have monitored the position carefully over this time but sold the stock after the reporting period had ended. This was based on concerns over the strength of the company's balance sheet that, in our view, showed that Anglo American was unlikely to withstand periods of persistent weakness in commodity prices.

SMA Relationship Trust—Series G

Outlook

We remain positive on the outlook for US GDP, but believe the relative strength of the economy is already reflected in US company valuations. In our view, Europe remains on its recovery path despite the current concerns over Greece, which, although likely to cause a stall in the short term, will not derail long-term recovery. We are optimistic on economic recovery and corporate restructuring in Japan but are mindful of future corporate capital raising, as this could be a warning sign of a shift away from current corporate governance and reform. Overall, Japanese and European equities have been outperforming the US equities and we expect this to continue, supported by bottom-up company valuations and fundamentals.

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series G Managing Director UBS Global Asset Management (Americas) Inc.	Nicholas Irish Portfolio Manager SMA Relationship Trust—Series G Executive Director UBS Global Asset Management (Americas) Inc.

Charles Burbeck Portfolio Manager SMA Relationship Trust—Series G Executive Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2015. The views and opinions in the letter were current as of August 14, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series G

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/15	6 months	1 year	Since inception[1]
SMA Relationship Trust—Series G	3.02%	(7.99)%	(0.16)%
MSCI World ex-USA Index (net)[2,4]	4.34	(5.28)	3.51
MSCI EAFE Free Index (gross)[3,4]	5.88	(3.82)	4.63

1  Since inception returns are calculated as of the performance inception date, May 6, 2011, of SMA Relationship Trust—Series G.

2  The MSCI World ex-USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI EAFE Free Index (gross) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. Investors should note that indices do not reflect the deduction of fees and expenses.

4  Effective September 16, 2014, the Fund's primary benchmark index has been changed from the MSCI EAFE Free Index (gross) to the MSCI World ex-USA Index (net) in order to more accurately reflect the Fund's current investment strategy.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Top ten equity holdings (unaudited)1

As of June 30, 2015

Percentage of net assets
Novartis AG	2.9%
KDDI Corp.	2.0
AIA Group Ltd.	1.9
Toyota Motor Corp.	1.8
ING Groep NV CVA	1.8
Shire PLC	1.7
Toronto-Dominion Bank	1.6
Unilever NV CVA	1.6
Mitsubishi UFJ Financial Group, Inc.	1.6
Imperial Tobacco Group PLC	1.5
Total	18.4%

Country exposure by issuer, top five (unaudited)1

As of June 30, 2015

Percentage of net assets
Japan	19.8%
United Kingdom	17.0
Germany	6.2
Switzerland	4.9
Canada	4.5
Total	52.4%

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2015

Common stocks
Airlines	2.41%
Auto components	3.35
Automobiles	3.09
Banks	11.95
Beverages	2.06
Biotechnology	0.18
Chemicals	1.90
Construction materials	0.87
Diversified financial services	2.45
Diversified telecommunication services	1.07
Electrical equipment	1.08
Electronic equipment, instruments & components	2.00
Food products	3.91
Hotels, restaurants & leisure	0.85
Household durables	1.31
Industrial conglomerates	1.16
Insurance	6.24
IT services	0.22
Machinery	2.82
Marine	0.82
Media	1.57
Metals & mining	3.85
Multi-utilities	0.57
Oil, gas & consumable fuels	5.29
Pharmaceuticals	6.04
Real estate investment trust (REIT)	1.26
Real estate management & development	1.15
Semiconductors & semiconductor equipment	1.19
Software	1.27
Technology hardware, storage & peripherals	0.61
Textiles, apparel & luxury goods	1.94
Tobacco	1.47
Trading companies & distributors	1.34
Wireless telecommunication services	3.36
Total common stocks	80.65%
Investment companies
iShares MSCI Canada ETF	0.04
iShares MSCI EAFE ETF	0.50
Total investment companies	0.54%
Short-term investment	1.63
Total investments	82.82%
Cash and other assets, less liabilities	17.18
Net assets	100.00%

1  Figures represent the direct investments of SMA Relationship Trust—Series G. Figures may be different if a breakdown of the underlying investment companies were included.

SMA Relationship Trust—Series G

Portfolio of investments

June 30, 2015 (unaudited)

	Shares	Value
Common stocks: 80.65%
Australia: 1.26%
Westfield Corp.	257,382	$1,811,078
Brazil: 0.22%
Cielo SA	22,080	311,198
Canada: 4.51%
Canadian Oil Sands Ltd.	103,402	836,157
Husky Energy, Inc.	60,003	1,147,695
Suncor Energy, Inc.	56,241	1,548,992
Teck Resources Ltd., Class B	60,879	603,428
Toronto-Dominion Bank	55,513	2,357,414
Total Canada common stocks		6,493,686
China: 4.24%
AIA Group Ltd.	409,600	2,681,683
China Biologic Products, Inc.*	2,230	256,807
China Construction Bank Corp., H Shares	276,000	252,089
China Merchants Bank Co., Ltd., H Shares	110,000	320,710
China Mobile Ltd.	31,500	403,323
Hollysys Automation Technologies Ltd.	12,800	307,584
Jardine Matheson Holdings Ltd.	29,600	1,672,400
Lenovo Group Ltd.	154,000	213,371
Total China common stocks		6,107,967
Denmark: 1.72%
A.P. Moeller - Maersk A/S, Class B	648	1,173,622
Danske Bank A/S	44,401	1,305,775
Total Denmark common stocks		2,479,397
Finland: 1.44%
Sampo Oyj, Class A	44,080	2,076,274
France: 3.55%
Danone SA	30,760	1,988,639
LVMH Moet Hennessy Louis Vuitton SE	9,008	1,578,190
Schneider Electric SE	22,424	1,548,212
Total France common stocks		5,115,041
Germany: 6.22%
AIXTRON SE*	60,342	407,603
Bayer AG	14,859	2,079,806
Daimler AG	18,918	1,721,847
E.ON SE	61,659	821,449
HeidelbergCement AG	15,763	1,249,995
KION Group AG*	24,034	1,151,351
ThyssenKrupp AG	58,455	1,520,708
Total Germany common stocks		8,952,759
	Shares	Value
Greece: 0.05%
Piraeus Bank SA*[1,2]	186,664	$74,917
Indonesia: 0.19%
Astra International Tbk PT	222,800	118,230
Bank Rakyat Indonesia Persero Tbk PT	200,000	155,260
Total Indonesia common stocks		273,490
Ireland: 2.69%
Ryanair Holdings PLC ADR	20,100	1,434,135
Shire PLC	30,396	2,433,357
Total Ireland common stocks		3,867,492
Israel: 1.27%
Check Point Software Technologies Ltd.*	22,900	1,821,695
Italy: 1.97%
Intesa Sanpaolo SpA	452,633	1,641,017
Mediolanum SpA	144,238	1,189,948
Total Italy common stocks		2,830,965
Japan: 19.82%
Alps Electric Co., Ltd.	34,900	1,076,500
Bridgestone Corp.	29,800	1,102,419
Hino Motors Ltd.	117,000	1,447,383
Hitachi Ltd.	226,000	1,489,862
Inpex Corp.	122,500	1,392,808
Japan Airlines Co., Ltd.	58,200	2,030,592
KDDI Corp.	116,400	2,809,540
Mitsubishi UFJ Financial Group, Inc.	310,800	2,234,276
NGK Spark Plug Co., Ltd.	49,300	1,367,598
ORIX Corp.	133,400	1,984,895
Shin-Etsu Chemical Co., Ltd.	26,200	1,626,783
Sony Corp.*	66,900	1,892,179
Sumitomo Electric Industries Ltd.	88,500	1,371,774
Sumitomo Realty & Development Co., Ltd.	47,000	1,648,850
THK Co., Ltd.	67,700	1,463,694
Toyota Industries Corp.	17,100	975,267
Toyota Motor Corp.	39,000	2,614,021
Total Japan common stocks		28,528,441
Netherlands: 3.71%
Heineken NV	21,496	1,631,285
ING Groep NV CVA	157,070	2,593,371
Koninklijke DSM NV	19,211	1,113,704
Total Netherlands common stocks		5,338,360
Norway: 1.09%
Telenor ASA	71,584	1,568,549

SMA Relationship Trust—Series G

Portfolio of investments

June 30, 2015 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Russia: 0.05%
Sberbank of Russia ADR	14,725	$78,190
South Africa: 0.24%
Naspers Ltd., Class N	2,233	347,817
South Korea: 0.46%
Samsung Electronics Co., Ltd.	350	397,866
Wonik IPS Co., Ltd.*	20,679	263,250
Total South Korea common stocks		661,116
Spain: 3.18%
Banco Santander SA	220,210	1,537,819
Bankia SA*	889,605	1,128,641
Mediaset Espana Comunicacion SA*	146,378	1,918,293
Total Spain common stocks		4,584,753
Sweden: 0.58%
Lundin Petroleum AB*	48,503	830,826
Switzerland: 4.90%
Glencore PLC*	359,448	1,441,890
Novartis AG	42,477	4,186,593
Zurich Insurance Group AG*	4,706	1,432,513
Total Switzerland common stocks		7,060,996
Taiwan: 0.19%
Catcher Technology Co., Ltd. GDR	4,328	270,724
Thailand: 0.06%
Kasikornbank PCL	16,700	93,449
United Kingdom: 17.04%
Anglo American PLC	65,200	940,962
ARM Holdings PLC	64,015	1,043,052
	Shares	Value
Ashtead Group PLC	$112,127	$1,936,213
Associated British Foods PLC	30,600	1,380,384
BP PLC	81,148	1,856,029
Burberry Group PLC	48,925	1,207,681
Carnival PLC	23,978	1,224,075
HSBC Holdings PLC	230,063	2,060,834
Imperial Tobacco Group PLC	43,908	2,115,937
Lloyds Banking Group PLC	1,022,012	1,368,815
London Stock Exchange Group PLC	41,339	1,539,407
Prudential PLC	66,588	1,603,399
Rio Tinto PLC	25,372	1,042,091
SABMiller PLC	25,576	1,327,755
Unilever NV CVA	54,316	2,262,002
Vodafone Group PLC	449,635	1,623,865
Total United Kingdom common stocks		24,532,501
Total common stocks (cost $119,172,202)		116,111,681
Investment companies: 0.54%
iShares MSCI Canada ETF	1,900	50,673
iShares MSCI EAFE ETF	11,400	723,786
Total investment companies (cost $781,023)		774,459
Short-term investment: 1.63%
Investment company: 1.63%
UBS Cash Management Prime Relationship Fund[3] (cost $2,346,974)	2,346,974	2,346,974
Total investments: 82.82% (cost $122,300,199)		119,233,114
Cash and other assets, less liabilities: 17.18%		24,735,411
Net assets: 100.00%		$143,968,525

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$4,618,092
Gross unrealized depreciation	(7,685,177)
Net unrealized depreciation of investments	$(3,067,085)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 53. Portfolio footnotes begin on page 19.

SMA Relationship Trust—Series G

Portfolio of investments

June 30, 2015 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CIBC	USD	906,974	GBP	575,000	09/17/15	$(4,016)
DB	BRL	700,000	USD	218,948	09/17/15	75
GSI	CNY	7,085,000	USD	1,150,910	09/17/15	14,463
GSI	IDR	3,465,800,000	USD	252,609	09/17/15	(2,900)
GSI	KRW	472,000,000	USD	424,098	09/17/15	1,707
GSI	USD	425,470	EUR	380,000	09/17/15	(1,358)
JPMCB	CAD	155,000	USD	125,359	09/17/15	1,390
JPMCB	CHF	1,185,000	USD	1,269,498	09/17/15	(1,847)
JPMCB	CHF	2,590,000	USD	2,799,712	09/17/15	20,992
JPMCB	DKK	2,930,000	USD	444,781	09/17/15	5,929
JPMCB	EUR	1,395,000	USD	1,562,578	09/17/15	5,642
JPMCB	GBP	3,020,000	USD	4,698,975	09/17/15	(43,515)
JPMCB	GBP	350,000	USD	549,993	09/17/15	367
JPMCB	HKD	5,925,000	USD	764,193	09/17/15	(107)
JPMCB	ILS	2,665,000	USD	696,393	09/17/15	(10,021)
JPMCB	ILS	1,970,000	USD	525,936	09/17/15	3,747
JPMCB	JPY	61,700,000	USD	499,678	09/17/15	(4,993)
JPMCB	NOK	4,190,000	USD	540,773	09/17/15	7,343
JPMCB	USD	1,027,554	AUD	1,340,000	09/17/15	1,915
JPMCB	USD	2,639,672	AUD	3,420,000	09/17/15	(12,223)
JPMCB	USD	3,967,024	CAD	4,880,000	09/17/15	(63,998)
JPMCB	USD	3,213,094	EUR	2,840,000	09/17/15	(43,417)
JPMCB	USD	685,130	JPY	84,200,000	09/17/15	3,577
JPMCB	USD	775,360	MXN	12,060,000	09/17/15	(12,292)
JPMCB	USD	3,770,069	SEK	31,090,000	09/17/15	(13,523)
JPMCB	USD	1,156,769	SGD	1,555,000	09/17/15	(3,505)
JPMCB	ZAR	3,120,000	USD	248,715	09/17/15	(4,239)
Net unrealized depreciation on forward foreign currency contracts						$(154,807)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$115,766,040	$270,724	$74,917	$116,111,681
Investment companies	774,459	—	—	774,459
Short-term investment	—	2,346,974	—	2,346,974
Forward foreign currency contracts	—	67,147	—	67,147
Total	$116,540,499	$2,684,845	$74,917	$119,300,261
Liabilities
Forward foreign currency contracts	$—	$(221,954)	$—	$(221,954)

At June 30, 2015, there were no transfers between Level 1 and Level 2.

SMA Relationship Trust—Series G

Portfolio of investments

June 30, 2015 (unaudited)

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period.

Assets	Common Stocks	Total
Beginning balance	$—	$—
Purchases	85,197	85,197
Issuances	—	—
Sales	—	—
Accrued discounts (premiums)	—	—
Total realized gain	—	—
Change in net unrealized appreciation/depreciation	(86,453)	(86,453)
Transfers into Level 3[4]	76,173	76,173
Transfers out of Level 3	—	—
Ending balance	$74,917	$74,917

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2015 was $(86,453).

Portfolio footnotes

*  Non-income producing security.

1  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2015, the value of these securities amounted to $74,917 or 0.05% of net assets.

2  Illiquid investment as of June 30, 2015.

3  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/14	Purchases during the six months ended 06/30/15	Sales during the six months ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the six months ended 06/30/15
UBS Cash Management Prime Relationship Fund	$547,566	$13,816,100	$12,016,692	$2,346,974	$687

4  Transfers into Level 3 represent the value at the end of period. At June 30, 2015, securities were transferred from Level 2 to Level 3 based on unobservable inputs from an established pricing source.

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

August 14, 2015

Dear shareholder,

We present you with the semiannual report for Series M (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2015.

Portfolio performance

For the six-month period, the Fund gained 0.15%, compared to a 0.11% return for its benchmark, the Barclays Municipal Bond Index (the "Index"). For comparison purposes, the Barclays Municipal Managed Money Intermediate (1-17) Index returned -0.01% over the period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. The Fund generated a positive return during the reporting period, and slightly outperformed its benchmark. This was due primarily to yield curve and duration positioning. For more on the Fund's performance, see "Performance at a glance" on page 23.)

The Fund used US Treasury futures during the reporting period to adjust its duration positioning. Overall, the use of Treasury futures contributed to performance.

Market overview

Growth in the US fluctuated during the reporting period. The US Commerce Department reported that gross domestic product ("GDP") expanded at a 2.2% seasonally adjusted annualized rate during the fourth quarter of 2014. The economy then expanded 0.6% for the first quarter of 2015, partially due to severe winter weather in parts of the country. However, this was a temporary setback, as the Commerce Department's initial estimate for second-quarter GDP was 2.3%1

The US Federal Reserve Board largely maintained its accommodative monetary policy during the reporting period. The central bank continued to hold the fed funds rate at a historically low range between 0% and 0.25%. (The federal funds rate or the "fed funds rate," is the rate banks charge one another for funds they borrow on an overnight basis.) However, at the Fed's meeting in October 2014, it said that it had concluded its asset purchase program, also known as quantitative easing. At its March 2015 meeting, the Fed said that it "anticipates that it will be appropriate to raise the target range for the federal funds rate when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term." Finally, at the central bank's meeting that concluded in June 2015, the Fed said that it "currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run."

Turning to the bond market, it experienced periods of volatility during the reporting period. This was triggered by incoming economic data, uncertainties surrounding future monetary policy and unfolding geopolitical events. The yield on the 10-year Treasury rose from 2.17% to 2.35% during the reporting period and the overall US bond market, as measured by the Barclays US Aggregate Bond Index, declined 0.10% over the six months ended June 30, 2015. The municipal bond market, as measured by the Barclays Municipal Bond Index, generated a positive return and modestly outperformed the overall taxable bond market during the reporting period. Over the six months ended June 30, 2015, the Index rose 0.11%. Supporting the municipal market were generally improving fundamentals and overall solid investor demand.

SMA Relationship Trust—
Series M

Investment objective:

Total return consisting of
capital appreciation and
current income exempt
from federal income tax

Portfolio manager:

Elbridge T. Gerry
UBS Global Asset Management (Americas) Inc.

Commencement:

October 8, 2003

Dividend payments:

Monthly

1  Based on the Commerce Department's initial estimate announced on July 30, 2015, after the reporting period had ended.

SMA Relationship Trust—Series M

Portfolio commentary

What worked

•  An overweight to the seven-year portion of the municipal yield curve was additive for performance. The seven-year portion of the municipal curve outperformed the Index. As such, having an overweight to this segment of the curve was positive for the Fund's results. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

•  The Fund's positioning in a number of sectors was positive for performance. Security selection in the hospital, local general obligation and industrial development revenue/pollution control revenue sectors contributed to performance. In addition, an underweight to the lease sector was beneficial, as it underperformed the Index.

•  An overweight to AAA-rated municipal bonds was additive for results as they outperformed the Index.

What didn't work

•  Positioning in certain portions of the municipal yield curve was detrimental to results. In particular, the Fund's overweights to the 15- and 20-year portions of the curve detracted from performance. In addition, an underweight to securities with maturities of 22+ years was a drag on results.

•  Several of our quality biases detracted from performance. Underweights to AA-rated and BBB-rated securities were not rewarded, as those bonds outperformed the Index.

•  The Fund's overweight to state general obligation bonds was negative for results, as they lagged the Index.

Outlook

The municipal bond market continues to show resiliency in credit. Upgrades have increased over downgrades for all three major credit agencies, as we expect at this stage in the economic cycle. At the state level, California, New York, Florida and Texas are examples of good fiscal decision making to improve budgets. In fact, Standard & Poor's upgraded California to AA- from A+, citing the recently passed budget that funds the rainy-day fund and pays down past deficit loans. Unlike Illinois, California prudently spent additional revenues generated from the Proposition 30 tax increases, which put the state on a stable financial footing. On July 10, Moody's upgraded the Metropolitan Transit Authority's (MTA) credit rating, citing record ridership and the strengthening finances of both the city and the state of New York. Connecticut, Illinois, New Jersey and Pennsylvania are examples of states that have failed to take advantage of budgetary measures.

While we agree with the market in some cases, we strongly disagree in others. We believe that, in combination, worries about contagion, the limited analysis in this asset class, the dependence on the rating agencies, with often wide differences of opinion among them, and the disparity between market perception and credit ratings create inefficiencies that present opportunities for us as skilled credit analysts.

SMA Relationship Trust—Series M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series M Managing Director UBS Global Asset Management (Americas) Inc.	Elbridge T. Gerry Portfolio Manager SMA Relationship Trust—Series M Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2015. The views and opinions in the letter were current as of August 14, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/15	6 months	1 year	5 years	10 years
SMA Relationship Trust—Series M	0.15%	2.63%	4.69%	4.27%
Barclays Municipal Bond Index[1]	0.11	3.00	4.50	4.45
Barclays Municipal Managed Money Intermediate (1-17) Index[2]	(0.01)	2.27	3.90	4.35

1  The Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated long-term tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Summary of municipal securities by state (unaudited)

As a percentage of net assets as of June 30, 2015

Long-term municipal bonds
Arizona	1.51%
California	13.48
District of Columbia	1.30
Florida	8.64
Georgia	1.76
Hawaii	2.07
Illinois	3.50
Indiana	2.28
Kentucky	2.76
Louisiana	1.48
Maryland	1.03
Massachusetts	4.71
Minnesota	0.69
Mississippi	0.87
Nebraska	1.66
New Jersey	4.37
New York	22.12
North Carolina	3.68
Ohio	4.61
Pennsylvania	2.03
Rhode Island	0.93
South Carolina	9.95
Texas	6.03
Utah	2.17
Washington	2.63
Total long-term municipal bonds	106.26%
Short-term investment	0.13
Total investments	106.39%
Liabilities, in excess of cash and other assets	(6.39)
Net assets	100.00%

SMA Relationship Trust—Series M

Portfolio of investments

June 30, 2015 (unaudited)

	Face amount	Value
Long-term municipal bonds: 106.26%
Arizona: 1.51%
Salt River Project Electric System Refunding Revenue Bonds, Series A, 5.000%, due 12/01/31	$3,070,000	$3,487,981
California: 13.48%
California State Public Works Board Revenue Bonds, Series A, 5.000%, due 04/01/21	1,500,000	1,761,645
5.000%, due 09/01/28	4,000,000	4,615,000
5.000%, due 09/01/32	3,625,000	4,109,010
Series E, 5.000%, due 06/01/21	2,065,000	2,432,136
Series F, 5.000%, due 09/01/26	2,660,000	3,069,879
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/19	1,875,000	2,135,888
5.000%, due 06/01/32	2,200,000	2,486,308
State of California, University Public Education, Kindergarten, GO Bonds, Series A-1, 0.010%, due 05/01/34[1]	5,900,000	5,900,000
State of California, Various Purpose, GO Bonds, 5.000%, due 09/01/28	4,000,000	4,624,760
		31,134,626
District of Columbia: 1.30%
District of Columbia Income Tax Revenue Bonds, Series A, 5.000%, due 12/01/22	2,510,000	3,012,879
Florida: 8.64%
Florida State Board of Education, Public Education, GO Bonds, Series C, 5.000%, due 06/01/22	1,000,000	1,192,420
Miami-Dade County, Water & Sewer Revenue Bonds, 5.000%, due 10/01/24	2,000,000	2,371,160
School District of St. Lucie County, Sales Tax Revenue Bonds, 5.000%, due 10/01/26	2,500,000	2,916,150
	Face amount	Value
The School Board of Broward County, COP, Series B, 5.000%, due 07/01/30	$2,000,000	$2,247,760
The School Board of Miami-Dade County, COP, Series A, 5.000%, due 05/01/31	4,000,000	4,449,720
Series B, 5.000%, due 05/01/26	1,900,000	2,192,391
The School Board of Orange County, COP, Series D, 5.000%, due 08/01/22	1,025,000	1,208,547
Volusia Country Florida School Board Certificates Refunding, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	3,000,000	3,367,440
		19,945,588
Georgia: 1.76%
Municipal Electric Authority of Georgia Revenue Bonds, Series A, 5.000%, due 01/01/21	3,500,000	4,056,430
Hawaii: 2.07%
State of Hawaii, GO Bonds, Series EE, 5.000%, due 11/01/28	4,135,000	4,791,266
Illinois: 3.50%
City of Chicago O'Hare International Airport Third Lien Revenue Bonds, Series A, 5.625%, due 01/01/35	3,425,000	3,850,145
Illinois Finance Authority, Sherman Health Systems Revenue Bonds, Series A, 5.500%, due 08/01/17[2]	2,550,000	2,793,499
Illinois State Toll Highway Authority Revenue Bonds, Series A, 5.000%, due 12/01/21	1,220,000	1,429,938
		8,073,582

SMA Relationship Trust—Series M

Portfolio of investments

June 30, 2015 (unaudited)

	Face amount	Value
Long-term municipal bonds—(Continued)
Indiana: 2.28%
Indiana Finance Authority, Revolving Fund Programme Revenue Bonds, Series A, 4.000%, due 02/01/17[2]	$5,000,000	$5,257,950
Kentucky: 2.76%
Louisville & Jefferson County, Metro Government Health Facilities, Jewish Hospital & St. Mary's HealthCare Revenue Bonds, 5.500%, due 02/01/18[2]	4,000,000	4,464,520
5.750%, due 02/01/18[2]	1,700,000	1,908,250
		6,372,770
Louisiana: 1.48%
City of New Orleans, GO Bonds, AGC-ICC, FGIC, 5.500%, due 12/01/21	3,010,000	3,426,163
Maryland: 1.03%
Anne Arundel County, GO Bonds, 5.000%, due 04/01/27	2,050,000	2,389,418
Massachusetts: 4.71%
Massachusetts School Building Authority Senior Dedicated Sales Tax Refunding Revenue Bonds, Series B, 5.000%, due 08/15/30	2,000,000	2,301,520
The Commonwealth of Massachusetts, Consolidated Loan Green Bonds, GO Bonds, Series E, 5.000%, due 09/01/30	5,000,000	5,755,450
The Commonwealth of Massachusetts, Consolidated Loan, GO Bonds, Series C, 5.000%, due 07/01/24	2,395,000	2,818,699
		10,875,669
Minnesota: 0.69%
Rochester Health Care Facilities, Mayo Clinic Revenue Bonds, Series B, 0.050%, due 11/15/38[1]	1,600,000	1,600,000
	Face amount	Value
Mississippi: 0.87%
Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc., Project, Revenue Bonds, Series C, 0.010%, due 12/01/30[1]	$2,000,000	$2,000,000
Nebraska: 1.66%
Public Power Generation Agency, Whelan Energy Center Unit-2, Revenue Bonds, Series A, 5.000%, due 01/01/24	3,315,000	3,830,847
New Jersey: 4.37%
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.000%, due 01/01/30	3,500,000	3,963,085
State of New Jersey, GO Bonds, 5.000%, due 06/01/21	3,300,000	3,732,564
Series L, AMBAC, 5.250%, due 07/15/19	1,415,000	1,589,356
Series Q, 5.000%, due 08/15/19	725,000	808,491
		10,093,496
New York: 22.12%
City of New York, Tax Exempt, GO Bonds, Series H, 4.000%, due 08/01/18	2,000,000	2,172,940
Series I, 5.000%, due 08/01/17	3,000,000	3,257,730
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution Fiscal 2012 Revenue Bonds, Series EE, 5.000%, due 06/15/36	2,760,000	3,098,542
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution Fiscal 2015 Revenue Bonds, Series BB-4, 0.010%, due 06/15/50[1]	3,000,000	3,000,000
Series DD, 5.000%, due 06/15/36	3,000,000	3,367,980

SMA Relationship Trust—Series M

Portfolio of investments

June 30, 2015 (unaudited)

	Face amount	Value
Long-term municipal bonds—(Continued)
New York—(Concluded)
New York City Transitional Finance Authority Revenue Bonds, Series E, 5.000%, due 02/01/29	$4,000,000	$4,551,600
Series I, 5.000%, due 05/01/23[2]	5,000	6,036
5.000%, due 05/01/32	4,995,000	5,650,544
Series S-1, 5.000%, due 07/15/31	1,050,000	1,199,698
New York State Dormitory Authority State Personal Taxable General Purpose, Series A, 5.000%, due 02/15/29	4,000,000	4,567,880
New York State Urban Development Corp. Special Tax, 5.000%, due 03/15/32	3,000,000	3,392,430
Series A, 5.000%, due 03/15/34	3,000,000	3,378,300
Series A-1, 5.000%, due 03/15/27	6,495,000	7,544,722
Port Authority of New York and New Jersey Revenue Bonds, Series 189, 5.000%, due 05/01/28	5,000,000	5,900,650
		51,089,052
North Carolina: 3.68%
North Carolina Eastern Municipal Power Agency Power Systems Revenue Bonds, Series B, 5.000%, due 01/01/21	2,380,000	2,740,927
Series D, 5.000%, due 01/01/23	5,000,000	5,749,950
		8,490,877
Ohio: 4.61%
State of Ohio, GO Bonds, Series B, 5.000%, due 06/15/28	2,500,000	2,890,450
State of Ohio, Higher Education, GO Bonds, Series A, 5.000%, due 05/01/28	3,295,000	3,793,204
State of Ohio, Major New State Infrastructure Project Revenue Bonds, Series 1, 5.500%, due 06/15/18[2]	3,500,000	3,956,540
		10,640,194
	Face amount	Value
Pennsylvania: 2.03%
City of Philadelphia, GO Bonds, Series A, 5.000%, due 08/01/24	$2,180,000	$2,529,628
Commonwealth of Pennsylvania, GO Bonds, Series 2015, 5.000%, due 08/15/17	2,000,000	2,166,040
		4,695,668
Rhode Island: 0.93%
Tobacco Settlement Fing Corp., Asset-Backed Revenue Bonds, Series A, 4.000%, due 06/01/18	2,000,000	2,159,860
South Carolina: 9.95%
Piedmont Municipal Power Agency Revenue Bonds, Series A-4, 5.000%, due 01/01/20	5,000,000	5,712,300
South Carolina Public Service Authority Santee Cooper Revenue Bonds, 5.000%, due 12/01/21	10,000,000	11,642,700
Series C, 5.000%, due 12/01/31	5,000,000	5,627,200
		22,982,200
Texas: 6.03%
Harris County Cultural Education Facilities Finance Corp., Children's Hospital Revenue Bonds, Series 1, 5.000%, due 10/01/24	2,500,000	2,964,525
North Texas Tollway Authority System Revenue Bonds, Series A, 5.000%, due 01/01/21	4,000,000	4,642,720
San Antonio Electric & Gas Revenue Bonds, 5.000%, due 02/01/22	3,000,000	3,547,110
Tarrant County Cultural Educational Methodist Hospitals of Dallas Revenue Bonds, 5.000%, due 10/01/21	2,370,000	2,760,505
		13,914,860

SMA Relationship Trust—Series M

Portfolio of investments

June 30, 2015 (unaudited)

	Face amount	Value
Long-term municipal bonds—(Concluded)
Utah: 2.17%
Murray City Utah Hospital, IHC Health Services, Inc., Revenue Bonds, Series D, 0.020%, due 05/15/37[1]	$5,000,000	$5,000,000
Washington: 2.63%
State of Washington, Various Purpose, GO Bonds, Series C, 5.000%, due 01/01/18[2]	4,035,000	4,439,267
Washington State Health Care Facilities Authority Revenue Bonds, Series A, 5.000%, due 10/01/25	1,435,000	1,632,025
		6,071,292
Total long-term municipal bonds (cost $243,020,095)		245,392,668
	Shares	Value
Short-term investment: 0.13%
Investment company: 0.13%
UBS Cash Management Prime Relationship Fund[3] (cost $297,437)	297,437	$297,437
Total investments: 106.39% (cost $243,317,532)		245,690,105
Liabilities, in excess of cash and other assets: (6.39%)		(14,754,650)
Net assets: 100.00%		$230,935,455

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$4,100,041
Gross unrealized depreciation	(1,727,468)
Net unrealized appreciation of investments	$2,372,573

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 53. Portfolio footnotes begin on page 29.

Futures contracts

	Expiration date	Proceeds	Value	Unrealized appreciation
US Treasury futures sell contracts:
US Long Bond, 110 contracts (USD)	September 2015	$(17,108,282)	$(16,592,812)	$515,470

SMA Relationship Trust—Series M

Portfolio of investments

June 30, 2015 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Long-term municipal bonds	$—	$245,392,668	$—	$245,392,668
Short-term investment	—	297,437	—	297,437
Futures contracts	515,470	—	—	515,470
Total	$515,470	$245,690,105	$—	$246,205,575

At June 30, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2015 and changes periodically.

2  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier reset date or the date of the prerefunded call.

3  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/14	Purchases during the six months ended 06/30/15	Sales during the six months ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the six months ended 06/30/15
UBS Cash Management Prime Relationship Fund	$1,343,804	$86,293,343	$87,339,710	$297,437	$3,034

See accompanying notes to financial statements.

SMA Relationship Trust—Series S

August 14, 2015

Dear shareholder,

We present you with the semiannual report for Series S (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2015.

Portfolio performance

For the six months ended June 30, 2015, the Fund returned 7.56%. During the same period, the Fund's benchmark, the Russell 2000 Index (the "Index"), returned 4.75%. The Fund outperformed its benchmark for the six-month period due primarily to stock selection decisions. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 33.)

Portfolio commentary

What worked

•  Several individual stocks made a positive contribution to the Fund's relative returns during the six months.

  – Better-than-expected revenues and earnings drove shares of Cytec Industries higher during the period. The company sells specialty materials and chemicals to aerospace and industrial customers. Cytec's results have been driven by its aerospace composite business and in-process separation chemicals line. In contrast, revenues and earnings for most materials stocks have come under pressure due to foreign currency exposure and weakness in the energy and commodities markets.

  – Martha Stewart Living Omnimedia, a media and merchandising company, outperformed during the six months. The company has been restructuring itself to improve profitability. During the first half of 2015, it was the subject of takeover speculation, which led its stock price higher.

  – Shares of Lumenis outperformed during the year that we held it in the Fund. The med-tech health care company specializes in aesthetics. The stock was a "broken IPO," as it had a significant number of sellers when the lockup period expired. The company executed well on its goals and ultimately was acquired by a private equity firm.

  – Gentherm manufactures thermoelectric components for automobiles. Increasingly wide adoption of the company's products is driving strong sales and earnings growth. As a result, the stock traded higher during the reporting period.

  – AO Smith was a positive contributor to Fund performance. The water heater manufacturer produced better-than-expected sales and earnings growth during the period. AO Smith experienced strong pricing and good volume growth in both residential and commercial water heaters.

SMA Relationship Trust—
Series S

Investment objective:

Maximum total return,
consisting of capital
appreciation and
current income, while
controlling risk

Portfolio manager1:

Wilfred Talbot
Manulife Asset Management (US) LLC

Commencement:

May 2, 2011

Dividend payments:

Annually

1  Please note, effective May 28, 2013, Manulife Asset Management ("Manulife") was hired as a subadvisor for the Fund. Wilfred Talbot, Manulife's portfolio manager who is responsible for the day-to-day management of the Fund, possesses a strong track record in the small cap space and was previously with UBS Global Asset Management until March 2013.

SMA Relationship Trust—Series S

  – AMC Entertainment Holdings is a movie exhibitor that is aggressively remodeling its theaters and upgrading its food and beverage offerings. Earnings meaningfully exceeded expectations during the first quarter of 2015, which caused the stock to outperform.

What didn't work

•  Certain stock selection decisions detracted from the Fund's relative performance during the reporting period.

  – RCS Capital made a negative contribution to Fund returns. The company provides services and financial products to independent financial advisors. A recent change in leadership and weak short-term results have created skepticism about RCS Capital's prospects.

  – Shares of Bristow traded lower during the six months. The company, a provider of helicopter services to oil and gas producers, has underperformed, as oil price weakness has led to increased downtime in drilling in the offshore exploration market.

  – Luxfer Holdings, which manufactures gas cylinders and specialty materials, declined during the six-month period. Low oil prices have substantially reduced Luxfer's revenues from alternative fuel storage tanks.

  – Basmati rice seller Amira Nature Foods has executed well during the time we have held it. Some short-sellers have targeted the stock, which we believe has created opportunity, as well as volatility. The stock declined due to a 40-page short report that was released in February 2015. We believe the arguments have little merit, and we have seen the stock rebound from its lows.

  – Derma Sciences is a med-tech company that specializes in wound care. We bought the stock because we believe the Street is underappreciating the pipeline. While the existing business has disappointed relative to analysts' expectations, we believe the stock will perform well over time as Derma's pipeline comes to fruition.

  – The Fund's position in Del Frisco's Restaurant Group detracted from returns. The restaurant company runs three steak concepts. Though the smallest, Del Frisco Grille, has disappointed, we believe the largest concept, Del Frisco Double Eagle, is a differentiated brand that holds significant value. We believe investors have excessively punished the stock based on the performance of its smallest brand, and we maintain our holding.

SMA Relationship Trust—Series S

We thank you for your continued support, and welcome any comments or questions you may have.

Mark E. Carver President SMA Relationship Trust—Series S Managing Director UBS Global Asset Management (Americas) Inc.	Wilfred Talbot Senior Portfolio Manager SMA Relationship Trust—Series S Senior Managing Director Manulife Asset Management (US) LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2015. The views and opinions in the letter were current as of August 14, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series S

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/15	6 months	1 year	Since inception[1]
SMA Relationship Trust—Series S	7.56%	5.75%	10.18%
Russell 2000 Index[2]	4.75	6.49	11.17

1  Since inception returns are calculated as of the performance inception date, May 2, 2011, of SMA Relationship Trust—Series S.

2  The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series S

Top ten equity holdings (unaudited)

As of June 30, 2015

Percentage of net assets
Banner Corp.	2.1%
CLARCOR, Inc.	1.8
Watsco, Inc.	1.8
Emergent BioSolutions, Inc.	1.8
Hudson Pacific Properties, Inc.	1.7
Vail Resorts, Inc.	1.6
GNC Holdings, Inc., Class A	1.6
ConnectOne Bancorp, Inc.	1.6
Lumenis Ltd., Class B	1.5
Cooper Cos., Inc.	1.5
Total	17.0%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2015

Common stocks
Aerospace & defense	1.30%
Air freight & logistics	1.02
Auto components	2.44
Automobiles	1.05
Banks	8.75
Beverages	0.95
Biotechnology	3.65
Building products	2.53
Capital markets	4.37
Chemicals	2.37
Commercial services & supplies	2.48
Communications equipment	0.89
Electric utilities	1.66
Electrical equipment	1.22
Electronic equipment, instruments & components	0.83
Energy equipment & services	1.68
Food & staples retailing	0.29
Food products	2.80
Health care equipment & supplies	6.80
Health care providers & services	1.35
Hotels, restaurants & leisure	2.60
Household products	2.07
Internet & catalog retail	2.63
Internet software & services	2.64
Life sciences tools & services	4.04
Machinery	3.81
Media	3.84
Metals & mining	0.68
Personal products	0.85
Pharmaceuticals	0.32
Real estate investment trust (REIT)	5.53
Semiconductors & semiconductor equipment	0.81
Software	8.53
Specialty retail	3.54
Thrifts & mortgage finance	2.26
Trading companies & distributors	3.06
Total common stocks	95.64%
Short-term investment	2.19
Total investments	97.83%
Cash and other assets, less liabilities	2.17
Net assets	100.00%

SMA Relationship Trust—Series S

Portfolio of investments

June 30, 2015 (unaudited)

	Shares	Value
Common stocks: 95.64%
Aerospace & defense: 1.30%
Esterline Technologies Corp.*	15,416	$1,469,762
Air freight & logistics: 1.02%
Hub Group, Inc., Class A*	28,495	1,149,488
Auto components: 2.44%
Gentherm, Inc.*	25,722	1,412,395
Tenneco, Inc.*	23,220	1,333,757
		2,746,152
Automobiles: 1.05%
Winnebago Industries, Inc.	50,369	1,188,205
Banks: 8.75%
Access National Corp.	31,424	610,883
Banner Corp.	48,759	2,337,019
BBCN Bancorp, Inc.	111,079	1,642,859
Columbia Banking System, Inc.	34,352	1,117,814
ConnectOne Bancorp, Inc.	81,497	1,754,630
Prosperity Bancshares, Inc.	19,543	1,128,413
Texas Capital Bancshares, Inc.*	20,614	1,283,015
		9,874,633
Beverages: 0.95%
Craft Brew Alliance, Inc.*	96,904	1,071,758
Biotechnology: 3.65%
ACADIA Pharmaceuticals, Inc.*	13,304	557,172
Adamas Pharmaceuticals, Inc.*	14,918	391,150
Emergent BioSolutions, Inc.*	60,655	1,998,582
Halozyme Therapeutics, Inc.*	24,031	542,620
Receptos, Inc.*	3,289	625,074
		4,114,598
Building products: 2.53%
AO Smith Corp.	20,383	1,467,168
Simpson Manufacturing Co., Inc.	40,907	1,390,838
		2,858,006
Capital markets: 4.37%
Evercore Partners, Inc., Class A	27,822	1,501,275
Golub Capital BDC, Inc.	67,360	1,115,482
PennantPark Investment Corp.	100,836	885,340
RCS Capital Corp., Class A*	186,997	1,432,397
		4,934,494
Chemicals: 2.37%
Cytec Industries, Inc.	22,700	1,374,031
HB Fuller Co.	32,099	1,303,861
		2,677,892
	Shares	Value
Commercial services & supplies: 2.48%
ABM Industries, Inc.	48,028	$1,578,681
Copart, Inc.*	34,367	1,219,341
		2,798,022
Communications equipment: 0.89%
NETGEAR, Inc.*	33,344	1,000,987
Electric utilities: 1.66%
Portland General Electric Co.	36,090	1,196,744
Unitil Corp.	20,549	678,528
		1,875,272
Electrical equipment: 1.22%
AZZ, Inc.	26,638	1,379,848
Electronic equipment, instruments & components: 0.83%
InvenSense, Inc.*	61,819	933,467
Energy equipment & services: 1.68%
Bristow Group, Inc.	22,366	1,192,108
Forum Energy Technologies, Inc.*	34,468	699,011
		1,891,119
Food & staples retailing: 0.29%
G Willi-Food International Ltd.*	56,600	329,978
Food products: 2.80%
Amira Nature Foods Ltd.*	136,389	1,567,109
Inventure Foods, Inc.*	156,205	1,585,481
		3,152,590
Health care equipment & supplies: 6.80%
Cooper Cos., Inc.	9,361	1,665,977
Derma Sciences, Inc.*	97,419	697,520
Exactech, Inc.*	51,455	1,071,808
Greatbatch, Inc.*	26,609	1,434,757
Integra LifeSciences Holdings Corp.*	16,280	1,096,784
Lumenis Ltd., Class B*	124,233	1,704,477
		7,671,323
Health care providers & services: 1.35%
Air Methods Corp.*	18,379	759,788
Owens & Minor, Inc.	22,553	766,802
		1,526,590
Hotels, restaurants & leisure: 2.60%
Del Frisco's Restaurant Group, Inc.*	59,038	1,099,878
Vail Resorts, Inc.	16,789	1,833,359
		2,933,237

SMA Relationship Trust—Series S

Portfolio of investments

June 30, 2015 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Household products: 2.07%
Central Garden & Pet Co., Class A*	44,465	$507,346
Central Garden & Pet Co.*	74,540	787,142
Orchids Paper Products Co.	43,215	1,040,185
		2,334,673
Internet & catalog retail: 2.63%
HomeAway, Inc.*	48,388	1,505,835
HSN, Inc.	20,790	1,459,250
		2,965,085
Internet software & services: 2.64%
Five9, Inc.*	152,722	798,736
LogMeIn, Inc.*	20,155	1,299,796
RetailMeNot, Inc.*	49,088	875,239
		2,973,771
Life sciences tools & services: 4.04%
Bio-Rad Laboratories, Inc., Class A*	10,791	1,625,233
Bruker Corp.*	73,296	1,495,971
Enzo Biochem, Inc.*	475,650	1,441,219
		4,562,423
Machinery: 3.81%
CLARCOR, Inc.	32,702	2,035,372
Hillenbrand, Inc.	34,387	1,055,681
Luxfer Holdings PLC ADR	93,196	1,211,548
		4,302,601
Media: 3.84%
AMC Entertainment Holdings, Inc., Class A	53,216	1,632,667
Cinemark Holdings, Inc.	40,317	1,619,534
Martha Stewart Living Omnimedia, Inc., Class A*	172,126	1,074,066
		4,326,267
Metals & mining: 0.68%
Compass Minerals International, Inc.	9,374	769,980
Personal products: 0.85%
Inter Parfums, Inc.	28,112	953,840
Pharmaceuticals: 0.32%
ZS Pharma, Inc.*	6,921	362,591
Real estate investment trust (REIT): 5.53%
EPR Properties	24,753	1,355,969
Hudson Pacific Properties, Inc.	66,826	1,895,854
	Shares	Value
LaSalle Hotel Properties	45,844	$1,625,628
Retail Opportunity Investments Corp.	86,822	1,356,160
		6,233,611
Semiconductors & semiconductor equipment: 0.81%
ON Semiconductor Corp.*	78,476	917,384
Software: 8.53%
Cadence Design Systems, Inc.*	64,992	1,277,743
Fleetmatics Group PLC*	31,877	1,492,800
Infoblox, Inc.*	21,508	563,725
King Digital Entertainment PLC	77,309	1,101,653
Monotype Imaging Holdings, Inc.	39,737	958,059
NICE Systems Ltd. ADR	23,327	1,483,364
SS&C Technologies Holdings, Inc.	26,451	1,653,187
Synchronoss Technologies, Inc.*	23,948	1,095,142
		9,625,673
Specialty retail: 3.54%
Build-A-Bear Workshop, Inc.*	63,996	1,023,296
Finish Line, Inc., Class A	41,106	1,143,569
GNC Holdings, Inc., Class A	41,081	1,827,283
		3,994,148
Thrifts & mortgage finance: 2.26%
Brookline Bancorp, Inc.	117,468	1,326,214
EverBank Financial Corp.	62,155	1,221,346
		2,547,560
Trading companies & distributors: 3.06%
Beacon Roofing Supply, Inc.*	43,151	1,433,476
Watsco, Inc.	16,319	2,019,313
		3,452,789
Total common stocks (cost $100,659,793)		107,899,817
Short-term investment: 2.19%
Investment company: 2.19%
UBS Cash Management Prime Relationship Fund[1] (cost $2,476,249)	2,476,249	2,476,249
Total investments: 97.83% (cost $103,136,042)		110,376,066
Cash and other assets, less liabilities: 2.17%		2,444,938
Net assets: 100.00%		$112,821,004

SMA Relationship Trust—Series S

Portfolio of investments

June 30, 2015 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$9,428,365
Gross unrealized depreciation	(2,188,341)
Net unrealized appreciation of investments	$7,240,024

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 53. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$107,899,817	$—	$—	$107,899,817
Short-term investment	—	2,476,249	—	2,476,249
Total	$107,899,817	$2,476,249	$—	$110,376,066

At June 30, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/14	Purchases during the six months ended 06/30/15	Sales during the six months ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the six months ended 06/30/15
UBS Cash Management Prime Relationship Fund	$1,887,768	$56,672,566	$56,084,085	$2,476,249	$1,315

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

August 14, 2015

Dear shareholder,

We present you with the semiannual report for Series T (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2015.

Portfolio performance

During the six-month reporting period ended June 30, 2015, the Fund returned -0.03%. For comparison purposes, the Barclays US Credit Index and the Barclays US Mortgage-Backed Securities Index returned -0.78% and 0.31%, respectively. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 41.)

The Fund used derivatives during the review period. Certain interest rate derivatives were used to facilitate specific duration and yield curve strategies, while credit derivatives, like credit default swaps and options on credit default swaps, were used to implement specific credit-related investment strategies. Throughout the reporting period, the Fund engaged in foreign-exchange forwards to implement its active currency positions. Derivatives play a role in the overall portfolio construction process, but they are just one of the tools we use to manage the Fund's overall risk exposure and to implement the aforementioned strategies.

Market commentary

Growth in the US fluctuated during the reporting period. The US Commerce Department reported that gross domestic product ("GDP") expanded at a 2.2% seasonally adjusted annualized rate during the fourth quarter of 2014. The economy then expanded 0.6% for the first quarter of 2015, partially due to severe winter weather in parts of the country. However, this was a temporary setback, as the Commerce Department's initial estimate for second-quarter GDP was 2.3%.1

The US Federal Reserve Board (the "Fed") largely maintained its accommodative monetary policy during the reporting period. The central bank continued to hold the fed funds rate at a historically low range between 0% and 0.25%. (The federal funds rate or the "fed funds rate," is the rate banks charge one another for funds they borrow on an overnight basis.) However, at the Fed's meeting in October 2014, it said that it had concluded its asset purchase program, also known as quantitative easing. At its March 2015 meeting, the Fed said that it "anticipates that it will be appropriate to raise the target range for the federal funds rate when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term." Finally, at the central bank's meeting that concluded in June 2015, the Fed said that it "currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run."

SMA Relationship Trust—
Series T

Investment objective:

Maximum total return,
consisting of income and
capital appreciation

Portfolio managers:

Scott Dolan,
John Dugenske,
Craig Ellinger and
Brian Fehrenbach
UBS Global Asset Management (Americas) Inc.

Commencement:

October 9, 2003

Dividend payments:

Monthly

1  Based on the Commerce Department's initial estimate announced on July 30, 2015, after the reporting period had ended.

SMA Relationship Trust—Series T

Turning to the bond market, it experienced periods of volatility during the reporting period. This was triggered by incoming economic data, uncertainties surrounding future monetary policy and unfolding geopolitical events. The yield on the 10-year Treasury rose from 2.17% to 2.35% during the reporting period, and the overall US bond market, as measured by the Barclays US Aggregate Index, declined 0.10%.

Portfolio performance summary

What worked:

•  Commercial mortgage-backed securities (CMBS) issue selection was a meaningful contributor to performance. Within CMBS, the Fund favored select AA-rated and A-rated tranches, as well as single asset/single borrower (SASB) deals, all of which performed well during the reporting period due to continued improvement in fundamentals.

•  Yield curve positioning was additive to performance. The Fund was positioned to benefit from a steepening of the yield curve during the reporting period. (When the yield curve steepens, yields on longer maturity bonds rise more than those of shorter maturity bonds, so that the spread between the two widens.) This curve steepening theme has played out as investors continue to price in the likelihood of rate hikes by the Federal Reserve Board ("Fed") toward the end of 2015.

What didn't work:

•  The Fund's overall duration positioning detracted from performance. During the reporting period, the Fund was generally underweight duration relative to the Barclays US Aggregate Index on the belief that interest rates would rise given an expectation of continued improvement in the US economy. Interest rates, however, fell during the first quarter of 2015 due to increasing overseas demand for US Treasuries and a slowdown in the US economic recovery.

Outlook

After cold winter weather and various port closures adversely impacted US GDP during the first quarter, we believe stronger domestic demand growth is poised to follow in the quarters ahead. We believe that households may start spending rather than saving their "oil dividend," while business investment and residential investment should once again resume following what has become the annual first quarter "soft patch." Underlying inflation pressures should increase in the second half of the year given our expectation for a rebound in energy prices, an uptick in wages, and a resumption in home price and rental cost appreciation. We believe the Fed is likely to institute its first rate hike during the second half of the year, but the frequency and magnitude of their hikes are expected to be gradual and moderate—"early and slow" rather than "later and fast."

SMA Relationship Trust—Series T

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series T Managing Director UBS Global Asset Management (Americas) Inc.	John Dugenske, CFA Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Global Asset Management (Americas) Inc.

Scott Dolan Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Global Asset Management (Americas) Inc.	Craig Ellinger, CFA Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Global Asset Management (Americas) Inc.

Brian Fehrenbach, CFA Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2015. The views and opinions in the letter were current as of August 14, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/15	6 months	1 year	5 years	10 years
SMA Relationship Trust—Series T	(0.03)%	2.44%	5.29%	(1.62)%
Barclays US Credit Index[1]	(0.78)	0.93	4.93	5.12
Barclays US Mortgage-Backed Securities Index[2]	0.31	2.28	2.89	4.56

1  The Barclays US Credit Index is an unmanaged sub-index of the Barclays US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed pass-through securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2015

Percentage of net assets
Federal National Mortgage Association Pools, 3.000%, TBA	5.9%
Federal National Mortgage Association Pools, 3.500%, TBA	5.4
Government National Mortgage Association Pools, 4.000%, TBA	4.1
US Treasury Notes, 1.750%, due 04/30/22	3.6
US Treasury Notes, 1.375%, due 04/30/20	3.3
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 04/15/20	3.0
Federal National Mortgage Association Pools, 4.500%, TBA	2.7
Government National Mortgage Association Pools, 3.500%, TBA	2.2
Federal National Mortgage Association Pools, 2.500%, TBA	2.0
Federal National Mortgage Association Pools, 3.500%, TBA	1.9
Total	34.1%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2015

Bonds
Corporate bonds
Air freight & logistics	0.15%
Automobiles	0.30
Banks	3.81
Biotechnology	0.31
Building products	0.16
Capital markets	1.28
Chemicals	0.19
Commercial services & supplies	0.31
Consumer finance	0.22
Diversified financial services	0.69
Diversified telecommunication services	1.72
Electric utilities	1.05
Electronic equipment, instruments & components	0.24
Energy equipment & services	0.30
Food & staples retailing	0.24
Food products	0.33
Gas utilities	0.18
Health care equipment & supplies	0.18
Health care providers & services	0.06
Hotels, restaurants & leisure	0.61
Independent power and renewable electricity producers	0.42
Insurance	1.63
Internet & catalog retail	0.21
IT services	0.38
Machinery	0.45
Media	1.89
Metals & mining	1.98
Multiline retail	0.18
Multi-utilities	0.55
Oil, gas & consumable fuels	4.98
Paper & forest products	0.12
Pharmaceuticals	0.83
Real estate investment trust (REIT)	0.71
Road & rail	0.60
Specialty retail	0.20
Technology hardware, storage & peripherals	0.17
Tobacco	0.64
Trading companies & distributors	0.21
Wireless telecommunication services	0.48
Total corporate bonds	28.96%
Asset-backed securities	5.00
Commercial mortgage-backed securities	9.47
Mortgage & agency debt securities	35.86
Municipal bonds	1.94
US government obligations	12.17
Non-US government obligations	2.64
Total bonds	96.04%
Short-term investment	30.55
Options purchased	0.03
Total investments	126.62%
Liabilities, in excess of cash and other assets	(26.62)
Net assets	100.00%

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2015 (unaudited)

	Face amount	Value
Bonds: 96.04%
Corporate bonds: 28.96%
Brazil: 1.72%
Caixa Economica Federal, 2.375%, due 11/06/17[1]	$675,000	$649,687
Petrobras Global Finance BV, 3.250%, due 03/17/17	450,000	443,853
5.375%, due 01/27/21	445,000	427,191
Vale Overseas Ltd., 4.375%, due 01/11/22	375,000	365,522
Total Brazil corporate bonds		1,886,253
Canada: 1.00%
Anadarko Finance Co., Series B, 7.500%, due 05/01/31	250,000	313,066
Barrick Gold Corp., 3.850%, due 04/01/22	460,000	445,849
Talisman Energy, Inc., 3.750%, due 02/01/21	210,000	207,895
Teck Resources Ltd., 6.250%, due 07/15/41	160,000	128,757
Total Canada corporate bonds		1,095,567
China: 0.46%
Sinopec Group Overseas Development 2013 Ltd., 2.500%, due 10/17/18[1]	500,000	503,829
France: 0.19%
Total Capital International SA, 3.750%, due 04/10/24	200,000	206,923
Germany: 0.42%
Unitymedia Hessen GmbH & Co. KG, 5.500%, due 01/15/23[1]	450,000	458,719
Indonesia: 0.18%
Pertamina Persero PT, 6.450%, due 05/30/44[1]	200,000	197,000
Ireland: 0.10%
XL Group PLC, 6.375%, due 11/15/24	90,000	106,071
Israel: 0.35%
Teva Pharmaceutical Finance Co. BV, 2.400%, due 11/10/16	240,000	244,125
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	133,000	135,228
Total Israel corporate bonds		379,353
	Face amount	Value
Luxembourg: 0.51%
ArcelorMittal, 6.250%, due 03/01/21	$280,000	$293,300
Intelsat Jackson Holdings SA, 7.500%, due 04/01/21	270,000	266,963
Total Luxembourg corporate bonds		560,263
Mexico: 1.25%
America Movil SAB de CV, 3.125%, due 07/16/22	530,000	521,011
Fermaca Enterprises S de RL de CV, 6.375%, due 03/30/38[1]	198,547	200,791
Petroleos Mexicanos, 4.875%, due 01/24/22	370,000	383,827
6.375%, due 01/23/45	260,000	265,525
Total Mexico corporate bonds		1,371,154
Netherlands: 0.19%
LYB International Finance BV, 4.875%, due 03/15/44	220,000	213,748
Norway: 0.31%
Eksportfinans ASA, 5.500%, due 06/26/17	320,000	339,101
Spain: 0.28%
Telefonica Emisiones SAU, 3.192%, due 04/27/18	300,000	308,172
United Kingdom: 1.43%
HSBC Holdings PLC, 6.500%, due 09/15/37	380,000	458,554
Imperial Tobacco Finance PLC, 3.500%, due 02/11/23[1]	360,000	350,336
Lloyds Bank PLC, 6.500%, due 09/14/20[1]	660,000	760,719
Total United Kingdom corporate bonds		1,569,609
United States: 20.57%
21st Century Fox America, Inc., 6.200%, due 12/15/34	95,000	110,256
AbbVie, Inc., 2.500%, due 05/14/20	140,000	138,564
Actavis Funding SCS, 3.800%, due 03/15/25	90,000	88,409
ADT Corp., 3.500%, due 07/15/22	370,000	334,850
Altria Group, Inc., 5.375%, due 01/31/44	140,000	148,079
9.950%, due 11/10/38	57,000	91,783
AvalonBay Communities, Inc., REIT, 3.450%, due 06/01/25	150,000	147,500

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2015 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Bank of America Corp., 4.200%, due 08/26/24	$380,000	$379,085
6.110%, due 01/29/37	400,000	448,327
Berkshire Hathaway Energy Co., 5.150%, due 11/15/43	120,000	128,072
Boston Properties LP, REIT, 3.800%, due 02/01/24	340,000	344,087
Burlington Northern Santa Fe LLC, 5.150%, due 09/01/43	360,000	387,042
Case New Holland Industrial, Inc., 7.875%, due 12/01/17	325,000	355,875
Caterpillar, Inc., 5.200%, due 05/27/41	120,000	132,795
Celgene Corp., 4.000%, due 08/15/23	330,000	337,534
Chesapeake Energy Corp., 6.625%, due 08/15/20	280,000	273,000
CIT Group, Inc., 5.500%, due 02/15/19[1]	280,000	291,900
Comcast Corp., 6.950%, due 08/15/37	55,000	71,506
Continental Resources, Inc., 4.900%, due 06/01/44	270,000	227,396
DIRECTV Holdings LLC, 6.000%, due 08/15/40	315,000	326,892
DISH DBS Corp., 7.875%, due 09/01/19	240,000	266,160
Dollar General Corp., 3.250%, due 04/15/23	210,000	200,078
DPL, Inc., 7.250%, due 10/15/21	210,000	221,550
DTE Electric Co., 3.700%, due 03/15/45	125,000	113,000
Energy Transfer Partners LP, 7.500%, due 07/01/38	60,000	68,574
9.000%, due 04/15/19	310,000	371,944
ERAC USA Finance LLC, 2.800%, due 11/01/18[1]	270,000	275,407
ERP Operating LP, REIT, 4.750%, due 07/15/20	75,000	82,622
Exelon Generation Co. LLC, 2.950%, due 01/15/20	410,000	411,419
FedEx Corp., 3.875%, due 08/01/42	190,000	164,467
FirstEnergy Transmission LLC, 5.450%, due 07/15/44[1]	180,000	187,379
Flextronics International Ltd., 5.000%, due 02/15/23	260,000	263,939
Ford Motor Co., 7.450%, due 07/16/31	255,000	325,841
	Face amount	Value
Ford Motor Credit Co. LLC, 8.125%, due 01/15/20	$185,000	$225,919
Frontier Communications Corp., 8.500%, due 04/15/20	350,000	365,925
General Electric Capital Corp., Series A, 6.750%, due 03/15/32	160,000	207,720
Glencore Funding LLC, 2.500%, due 01/15/19[1]	460,000	454,838
Goldman Sachs Group, Inc., 5.150%, due 05/22/45	110,000	106,120
5.750%, due 01/24/22	520,000	591,484
Hartford Financial Services Group, Inc., 5.950%, due 10/15/36	400,000	453,735
HJ Heinz Co., 5.200%, due 07/15/45[1]	170,000	174,220
International Lease Finance Corp., 7.125%, due 09/01/18[1]	210,000	234,150
International Paper Co., 3.800%, due 01/15/26	130,000	127,372
JPMorgan Chase & Co., 3.875%, due 09/10/24	360,000	354,206
Kinder Morgan Energy Partners LP, 3.950%, due 09/01/22	315,000	308,041
5.000%, due 10/01/21	260,000	275,117
6.500%, due 09/01/39	175,000	179,440
Kinder Morgan, Inc., 5.550%, due 06/01/45	135,000	124,779
Kroger Co., 3.850%, due 08/01/23	260,000	266,692
Lincoln National Corp., 7.000%, due 06/15/40	270,000	338,651
Lowe's Cos., Inc., 4.650%, due 04/15/42	210,000	216,508
Masco Corp., 4.450%, due 04/01/25	170,000	170,425
Morgan Stanley, 3.750%, due 02/25/23	270,000	273,008
4.350%, due 09/08/26	200,000	195,976
Series J, 5.550%, due 07/15/20[2,3]	240,000	238,260
Navient Corp., 8.000%, due 03/25/20	10,000	11,150
NRG Energy, Inc., 8.250%, due 09/01/20	50,000	52,375
Pacific Drilling SA, 5.375%, due 06/01/20[1]	50,000	37,875
PNC Preferred Funding Trust I, 1.936%, due 03/15/17[1,2,3]	300,000	273,000
PPL Capital Funding, Inc., 3.950%, due 03/15/24	320,000	330,883
Principal Financial Group, Inc., 8.875%, due 05/15/19	330,000	406,247

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2015 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Private Export Funding Corp., 2.300%, due 09/15/20	$550,000	$553,049
Prudential Financial, Inc., 5.200%, due 03/15/44[2]	410,000	406,105
6.625%, due 12/01/37	61,000	73,579
QVC, Inc., 4.450%, due 02/15/25	240,000	231,587
Regions Financial Corp., 2.000%, due 05/15/18	220,000	219,852
Reynolds American, Inc., 3.250%, due 11/01/22	110,000	105,947
Seagate HDD Cayman, 5.750%, due 12/01/34[1]	190,000	187,078
Sempra Energy, 4.050%, due 12/01/23	220,000	227,234
9.800%, due 02/15/19	195,000	244,915
Southern Copper Corp., 3.500%, due 11/08/22	350,000	340,760
Southwestern Electric Power Co., 3.550%, due 02/15/22	290,000	299,003
Sprint Capital Corp., 6.900%, due 05/01/19	280,000	285,600
Sprint Corp., 7.250%, due 09/15/21	10,000	9,750
Starwood Hotels & Resorts Worldwide, Inc., 4.500%, due 10/01/34	220,000	205,117
TCI Communications, Inc., 7.875%, due 02/15/26	104,000	140,261
Tenet Healthcare Corp., 6.000%, due 10/01/20	60,000	63,975
Time Warner Cable, Inc., 6.550%, due 05/01/37	180,000	187,384
Time Warner Entertainment Co. LP, 8.375%, due 03/15/23	450,000	559,404
Time Warner, Inc., 6.100%, due 07/15/40	85,000	95,595
Transocean, Inc., 4.300%, due 10/15/22	380,000	285,950
Tyson Foods, Inc., 4.875%, due 08/15/34	190,000	191,186
Valeant Pharmaceuticals International, 7.000%, due 10/01/20[1]	290,000	301,600
Valero Energy Corp., 6.625%, due 06/15/37	210,000	237,176
Ventas Realty LP, REIT, 2.700%, due 04/01/20	210,000	209,378
	Face amount	Value
Verizon Communications, Inc., 2.036%, due 09/14/18[2]	$170,000	$175,873
4.522%, due 09/15/48[1]	504,000	442,772
6.400%, due 09/15/33	31,000	35,524
Williams Cos., Inc., 3.700%, due 01/15/23	240,000	223,466
Williams Partners LP, 4.300%, due 03/04/24	230,000	226,209
Wyndham Worldwide Corp., 5.625%, due 03/01/21	420,000	460,056
Xerox Corp., 3.800%, due 05/15/24	430,000	411,331
Zimmer Biomet Holdings, Inc., 4.450%, due 08/15/45	220,000	201,796
Total United States corporate bonds		22,547,960
Total corporate bonds (cost $32,416,906)		31,743,722
Asset-backed securities: 5.00%
United States: 5.00%
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class D, 2.540%, due 06/08/20	400,000	398,615
Series 2013-5, Class D, 2.860%, due 12/09/19	450,000	454,856
Capital Auto Receivables Asset Trust, Series 2013-3, Class B, 2.320%, due 07/20/18	550,000	557,598
Series 2014-1, Class C, 2.840%, due 04/22/19	600,000	608,951
Ford Credit Auto Owner Trust, Series 2014-A, Class C, 1.900%, due 09/15/19	525,000	530,548
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.360%, due 04/15/20	595,000	599,059
Series 2014-2, Class D, 2.760%, due 02/18/20	625,000	629,439
Series 2015-3, Class D, 3.490%, due 05/17/21	550,000	552,038
Series 2012-4, Class D, 3.500%, due 06/15/18	350,000	359,473
Synchrony Credit Card Master Note Trust, Series 2012-6, Class A, 1.360%, due 08/17/20	795,000	794,460
Total asset-backed securities (cost $5,467,190)		5,485,037

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2015 (unaudited)

	Face amount	Value
Bonds—(Continued)
Commercial mortgage-backed securities: 9.47%
United States: 9.47%
Americold 2010 LLC Trust, Series 2010-ARTA, Class C, 6.811%, due 01/14/29[1]	$250,000	$285,623
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class D, 3.236%, due 08/15/26[1,2]	425,000	424,749
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class DPA, 3.184%, due 12/15/27[1,2]	250,000	249,321
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class C, 1.936%, due 06/15/31[1,2]	425,000	421,714
Commercial Mortgage Loan Trust, Series 2015-DC1, Class A5, 3.350%, due 02/10/48	250,000	249,488
Series 2014-LC15, Class C, 5.109%, due 04/10/47[2]	550,000	576,248
Series 2013-LC13, Class C, 5.215%, due 08/10/46[1,2]	800,000	860,610
Commercial Mortgage Pass Through Certificates, Series 2013-GAM, Class B, 3.531%, due 02/10/28[1,2]	650,000	656,375
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A4, 3.505%, due 04/15/50	600,000	612,118
CSMC Trust, Series 2015-DEAL, Class D, 3.286%, due 04/15/29[1,2]	275,000	273,695
Extended Stay America Trust, Series 2013-ESH7, Class B7, 3.604%, due 12/05/31[1]	600,000	604,166
FDIC Structured Sale Guaranteed Notes, Series 2010-C1, Class A, 2.980%, due 12/06/20[1]	380,973	389,871
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class CFX, 3.495%, due 12/15/19[1,2]	525,000	521,253
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.084%, due 07/15/31[1,2]	625,000	618,916
Hilton USA Trust, Series 2013-HLT, Class DFX, 4.407%, due 11/05/30[1]	275,000	277,386
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class D, 3.686%, due 07/15/31[1,2]	650,000	653,810
	Face amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class B, 3.812%, due 12/15/48[2]	$675,000	$677,728
Series 2013-C10, Class C, 4.218%, due 07/15/46[2]	150,000	149,352
Series 2013-C13, Class C, 5.058%, due 11/15/46[2]	250,000	262,734
NLY Commercial Mortgage Trust, Series 2014-FL1, Class B, 1.936%, due 11/15/30[1,2]	400,000	399,500
Starwood Retail Property Trust, REIT, Series 2014-STAR, Class C, 2.686%, due 11/15/27[1,2]	550,000	547,442
WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class D, 2.757%, due 11/15/29[1,2]	241,020	239,421
WFRBS Commercial Mortgage Trust, Series 2014-C23, Class C, 3.995%, due 10/15/57[2]	450,000	432,258
Total commercial mortgage-backed securities (cost $10,422,185)		10,383,778
Mortgage & agency debt securities: 35.86%
United States: 35.86%
Federal Home Loan Mortgage Corp. Gold Pools[4] 3.500%, TBA	850,000	872,163
4.000%, TBA	1,200,000	1,269,023
#A96140, 4.000%, due 01/01/41	428,731	454,887
#G04913, 5.000%, due 03/01/38	127,333	140,258
#G02922, 5.500%, due 04/01/37	121,963	137,588
#G06381, 5.500%, due 08/01/40	766,583	866,996
#C56030, 6.000%, due 03/01/31	3,389	3,855
#C55783, 6.500%, due 01/01/29	66,278	75,906
#G00194, 7.500%, due 02/01/24	60,527	67,273
#C00410, 8.000%, due 07/01/25	32,287	37,509
#C37436, 8.000%, due 01/01/30	13,074	16,292
Federal National Mortgage Association Pools[4] 2.500%, TBA	4,125,000	4,170,488
3.000%, TBA	6,525,000	6,483,836
3.500%, TBA	7,725,000	7,955,596
4.000%, TBA	75,000	79,285
4.500%, TBA	2,775,000	2,995,699
5.000%, TBA	25,000	27,617
#AB2331, 4.000%, due 02/01/41	316,622	337,286
#AL5760, 4.000%, due 09/01/43	359,325	382,919
#889657, 4.500%, due 09/01/37	374,666	408,430
#975213, 5.000%, due 03/01/38	33,434	36,880
#890209, 5.000%, due 05/01/40	15,296	16,903
#AD9114, 5.000%, due 07/01/40	631,675	701,192

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2015 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Mortgage & agency debt securities—(Concluded)
United States—(Concluded)
#AJ1422, 5.000%, due 09/01/41	$358,484	$396,511
#244450, 5.500%, due 11/01/23	23,188	25,998
#555591, 5.500%, due 07/01/33	274,822	309,873
#901999, 6.000%, due 11/01/36	105,207	119,623
#990686, 6.000%, due 09/01/38	14,755	16,728
#675469, 7.000%, due 04/01/18	24,624	25,076
First Horizon Asset Securities, Inc., Series 2004-FL1, Class 1A1, 0.457%, due 02/25/35[2]	105,157	94,672
Government National Mortgage Association Pools, 3.000%, TBA	1,100,000	1,110,398
3.500%, TBA	2,350,000	2,438,951
4.000%, TBA	5,925,000	6,297,125
4.500%, TBA	175,000	188,699
#G2 779424, 4.000%, due 06/20/42	104,228	111,839
#AA8267, 4.000%, due 07/15/42	384,455	413,220
#G2 2687, 6.000%, due 12/20/28	15,002	17,153
#G2 508540, 6.000%, due 02/20/34	174,006	196,267
#486873, 6.500%, due 01/15/29	6,004	6,850
#338523, 8.000%, due 12/15/22	1,424	1,582
Total mortgage & agency debt securities (cost $38,994,324)		39,308,446
Municipal bonds: 1.94%
Chicago Transit Authority, Series 2008-A, 6.899%, due 12/01/40	160,000	181,853
Los Angeles Unified School District, 6.758%, due 07/01/34	350,000	454,828
State of California, GO Bonds, 7.300%, due 10/01/39	280,000	388,934
7.550%, due 04/01/39	105,000	151,823
State of Illinois, GO Bonds, 4.950%, due 06/01/23	300,000	304,998
5.877%, due 03/01/19	595,000	639,875
Total municipal bonds (cost $1,947,341)		2,122,311
US government obligations: 12.17%
Tennessee Valley Authority, 2.875%, due 09/15/24	320,000	321,500
US Treasury Bonds, 2.500%, due 02/15/45	200,000	176,016
2.875%, due 05/15/43	25,000	23,824
3.750%, due 11/15/43	200,000	224,969
	Face amount	Value
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 04/15/20[5]	$3,275,000	$3,335,457
US Treasury Notes, 1.375%, due 04/30/20	3,650,000	3,610,076
1.750%, due 04/30/22	4,075,000	3,998,594
2.000%, due 02/15/25	1,700,000	1,651,656
Total US government obligations (cost $13,321,707)		13,342,092
Non-US government obligations: 2.64%
Brazil: 0.74%
Banco Nacional de Desenvolvimento Economico e Social, 3.375%, due 09/26/16[1]	800,000	808,000
Chile: 0.11%
Republic of Chile, 3.250%, due 09/14/21	120,000	125,400
Colombia: 0.19%
Republic of Colombia, 5.625%, due 02/26/44	200,000	202,500
Mexico: 0.52%
United Mexican States, 4.000%, due 10/02/23	450,000	462,375
6.750%, due 09/27/34	85,000	106,675
		569,050
Peru: 0.55%
Peruvian Government International Bond, 7.125%, due 03/30/19	170,000	197,837
7.350%, due 07/21/25	310,000	405,015
		602,852
Philippines: 0.29%
Republic of the Philippines, 10.625%, due 03/16/25	200,000	319,250
Turkey: 0.24%
Republic of Turkey, 6.750%, due 04/03/18	240,000	264,600
Total non-US government obligations (cost $2,883,436)		2,891,652
Total bonds (cost $105,453,089)		105,277,038

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2015 (unaudited)

	Shares	Value
Short-term investment: 30.55%
Investment company: 30.55%
UBS Cash Management Prime Relationship Fund[6] (cost $33,492,443)	33,492,443	$33,492,443
	Number of contracts
Options purchased: 0.03%
Call options: 0.02%
Foreign Exchange Option, Buy USD/AUD, strike @ AUD 1.32, expires September 2015, counterparty: MSC	1,320,000	25,335
Put options: 0.00%[7]
3 Year Euro-Dollar Midcurve, strike @ USD 97.75, expires June 2016, counterparty: MSC	100	2,500
	Notional Amount	Value
Options purchased on credit default swaps on credit indices: 0.01%[8]
Expiring 07/15/15. If exercised the payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of referenced obligation specified in the CDX.NA.IG Series 24 Index and the Fund receives quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/20. European style. Counterparty: JPMCB	$6,600,000	$11,573
Total options purchased (cost $189,324)		39,408
Total investments: 126.62% (cost $139,134,856)		138,808,889
Liabilities, in excess of cash and other assets: (26.62%)		(29,178,855)
Net assets: 100.00%		$109,630,034

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$881,441
Gross unrealized depreciation	(1,207,408)
Net unrealized depreciation of investments	$(325,967)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 53. Portfolio footnotes begin on page 51.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CIBC	NZD	2,010,000	USD	1,384,870	07/06/15	$23,276
JPMCB	EUR	1,275,000	USD	1,419,266	07/06/15	(2,244)
JPMCB	EUR	1,275,000	USD	1,422,427	08/06/15	303
JPMCB	JPY	164,400,000	USD	1,326,245	07/06/15	(17,118)
JPMCB	JPY	164,400,000	USD	1,339,423	08/06/15	(4,462)
JPMCB	NZD	1,530,000	USD	1,093,043	07/06/15	56,606
JPMCB	NZD	3,540,000	USD	2,404,612	08/06/15	13,437
JPMCB	USD	1,421,839	EUR	1,275,000	07/06/15	(329)
JPMCB	USD	1,338,972	JPY	164,400,000	07/06/15	4,391
JPMCB	USD	2,411,218	NZD	3,540,000	07/06/15	(13,187)
Net unrealized appreciation on forward foreign currency contracts						$60,673

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2015 (unaudited)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 25 contracts (USD)	September 2015	$3,944,607	$3,851,563	$(93,044)
2 Year US Treasury Notes, 12 contracts (USD)	September 2015	2,618,830	2,627,250	8,420
5 Year US Treasury Notes, 12 contracts (USD)	September 2015	1,430,276	1,431,093	817
10 Year US Treasury Notes, 18 contracts (USD)	September 2015	2,256,073	2,271,093	15,020
US Treasury futures sell contracts:
US Long Bond, 2 contracts (USD)	September 2015	(308,949)	(301,687)	7,262
10 Year US Treasury Notes, 49 contracts (USD)	September 2015	(6,224,524)	(6,182,421)	42,103
Net unrealized depreciation on futures contracts				$(19,422)

Credit default swaps on corporate issues—buy protection9

Counterparty	Referenced obligation[10]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments made	Value	Unrealized depreciation
MSC	Deutsche Bank AG bond, 5.125%, due 08/31/17	EUR	310,000	06/20/17	1.000%	$(6,311)	$(2,800)	$(9,111)

Credit default swaps on credit indices—sell protection12

Counterparty	Referenced index[10]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments made	Value	Unrealized depreciation	Credit spread[13]
MLI	CMBX.NA.BB. Series 6 Index	USD	1,400,000	05/11/63	5.000%	$(3,695)	$(8,096)	$(11,791)	3.136%
MLI	CMBX.NA.BB. Series 6 Index	USD	1,300,000	05/11/63	5.000	(40,596)	(7,517)	(48,113)	3.136
						$(44,291)	$(15,613)	$(59,904)

Centrally cleared interest rate swap agreements

Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Value	Unrealized appreciation/ (depreciation)
AUD	2,000,000	04/17/25	6 month BBSW	2.695%	$(83,927)	$(83,927)
NZD	1,950,000	07/24/24	3 month BBSW	4.712	106,031	106,031
NZD	1,950,000	07/24/24	3 month BBSW	4.713	106,083	106,083
NZD	1,700,000	07/24/24	3 month BBSW	4.775	98,326	98,326
USD	3,325,000	02/15/41	2.351%	3 month USD LIBOR	360,412	360,412
					$586,925	$586,925

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2015 (unaudited)

Options written

	Expiration date	Premiums received	Value
Call options
3 Year Euro-Dollar Midcurve, 100 contracts, strike @ USD 98.75	June 2016	$80,900	$(105,000)
Foreign Exchange Option, Sell USD/AUD, 1,320,000 contracts, strike @ USD 1.47, counterparty: MSC	September 2015	6,336	(2,419)
Put options
3 Year Euro-Dollar Midcurve, 100 contracts, strike @ USD 96.75	June 2016	80,900	(625)
Foreign Exchange Option, Sell USD/AUD, 1,320,000 contracts, strike @ USD 1.26, counterparty: MSC	September 2015	11,352	(9,408)
Option written on credit default swaps on credit indices[8]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.IG Series 24 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/20. European style. Counterparty: JPMCB, Notional Amount USD 6,600,000	October 2015	15,675	(15,770)
Total options written		$195,163	$(133,222)

Written options activity for the period ended June 30, 2015 was as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2014	385	$207,790
Options written	(185)	(45,990)
Options terminated in closing purchase transactions	—	—
Options expired prior to exercise	—	—
Options outstanding at June 30, 2015	200	$161,800

Written swaptions activity for the period ended June 30, 2015 was as follows:

Swaptions outstanding at December 31, 2014	$50,155
Swaptions written	175,903
Swaptions terminated in closing purchase transactions	(192,695)
Swaptions expired prior to exercise	—
Swaptions outstanding at June 30, 2015	$33,363

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2015 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$31,743,722	$—	$31,743,722
Asset-backed securities	—	5,485,037	—	5,485,037
Commercial mortgage-backed securities	—	10,383,778	—	10,383,778
Mortgage & agency debt securities	—	39,308,446	—	39,308,446
Municipal bonds	—	2,122,311	—	2,122,311
US government obligations	—	13,342,092	—	13,342,092
Non-US government obligations	—	2,891,652	—	2,891,652
Short-term investment	—	33,492,443	—	33,492,443
Options purchased	39,408	—	—	39,408
Forward foreign currency contracts	—	98,013	—	98,013
Futures contracts	73,622	—	—	73,622
Swap agreements, at value	—	670,852	—	670,852
Total	$113,030	$139,538,346	$—	$139,651,376
Liabilities
Forward foreign currency contracts	$—	$(37,340)	$—	$(37,340)
Futures contracts	(93,044)	—	—	(93,044)
Swap agreements	—	(102,340)	—	(102,340)
Options written	(105,625)	(27,597)	—	(133,222)
Total	$(198,669)	$(167,277)	$—	$(365,946)

At June 30, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the value of these securities amounted to $14,213,152 or 12.96% of net assets.

2  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2015 and changes periodically.

3  Perpetual investment. Date shown reflects the next call date.

4  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

5  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

SMA Relationship Trust—Series T

Portfolio of investments

June 30, 2015 (unaudited)

6  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/14	Purchases during the six months ended 06/30/15	Sales during the six months ended 06/30/15	Net realized six months ended 06/30/15	Change in net unrealized appreciation/ (depreciation) during the six months ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the six months ended 06/30/15
UBS Cash Management Prime Relationship Fund	$33,757,734	$47,974,668	$48,239,959	$—	$—	$33,492,443	$15,800
UBS High Yield Relationship Fund	2,376,956	—	2,472,654	131,688	(35,990)	—	—
	$36,134,690	$47,974,668	$50,712,613	$131,688	$(35,990)	$33,492,443	$15,800

7  Amount represents less than 0.005%.

8  Illiquid investment as of June 30, 2015.

9  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.

10  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

11  Payments made or received are based on the notional amount.

12  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the underlying securities comprising the referenced index.

13  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

See accompanying notes to financial statements.

SMA Relationship Trust

June 30, 2015 (unaudited)

Portfolio acronym

ADR  American Depositary Receipt

AGC-ICC  Agency Insured Custody Certificate

AMBAC  American Municipal Bond Assurance Corp.

BBSW  Bank Bill Swap Reference Rate (Australian Financial Market)

COP  Certificate of Participation

CVA  Dutch Certification—Depository Certificate

ETF  Exchange Traded Fund

FDIC  Federal Deposit Insurance Co.

FGIC  Financial Guaranty Insurance Co.

GDR  Global Depositary Receipt

GO  General Obligation

GS  Goldman Sachs

REIT  Real Estate Investment Trust

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations

CIBC  Canadian Imperial Bank of Commerce

DB  Deutsche Bank AG

GSI  Goldman Sachs International

JPMCB  JPMorgan Chase Bank

MLI  Merrill Lynch International

MSC  Morgan Stanley & Co.

MSCI  Morgan Stanley & Co. International PLC

Currency abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

ILS  Israel New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

SMA Relationship Trust

June 30, 2015 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds*, you may incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 to June 30, 2015.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

*  Collectively refers to SMA Relationship Trust—Series A, SMA Relationship Trust—Series G, SMA Relationship Trust—Series M, SMA Relationship Trust—Series S and SMA Relationship Trust—Series T.

SMA Relationship Trust

June 30, 2015 (unaudited)

	Beginning account value January 1, 2015	Ending account value June 30, 2015	Expenses paid during period* 01/01/15 – 06/30/15
Series A
Actual	$1,000.00	$1,003.90	$—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—
Series G
Actual	1,000.00	1,030.20	—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—
Series M
Actual	1,000.00	1,001.50	—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—
Series S
Actual	1,000.00	1,075.60	—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—
Series T
Actual	1,000.00	999.70	—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—

*  Expenses are equal to each Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period). UBS Global Asset Management (Americas) Inc., the Funds' advisor, is responsible for paying expenses it.

SMA Relationship Trust

Financial statements

Statement of assets and liabilities
June 30, 2015 (unaudited)

	Series A	Series G	Series M
Assets:
Investments, at cost:
Unaffiliated issuers	$11,768,704	$119,953,225	$243,020,095
Affiliated issuers	33,310,098	2,346,974	297,437
Foreign currency	302,463	60,574	—
	$45,381,265	$122,360,773	$243,317,532
Investments, at value:
Unaffiliated issuers	$11,364,238	$116,886,140	$245,392,668
Affiliated issuers	35,114,739	2,346,974	297,437
Foreign currency	301,450	59,952	—
Receivables:
Investment securities sold	—	—	—
Dividends and interest	23,735	157,397	2,668,329
Fund shares sold	115,790	24,834,019	679,019
Foreign tax reclaims	—	187,600	—
Due from Custodian	—	814,290	—
Variation margin on futures contracts	—	—	515,470
Variation margin on centrally cleared swap agreements	—	—	—
Due from broker for centrally cleared swap agreements	1,390,343	—	—
Due from broker for futures contracts	5,485,279	—	—
Cash collateral for futures contracts	1,575,307	—	374,000
Cash collateral for swap agreements	—	—	—
Unrealized appreciation on forward foreign currency contracts	226,146	67,147	—
Total assets	55,597,027	145,353,519	249,926,923
Liabilities:
Payables:
Investment securities purchased	—	814,290	16,255,959
Fund shares redeemed	7,833	348,750	2,226,632
Due to custodian	13	—	275
Due to broker for futures contracts	—	—	508,602
Variation margin on futures contracts	222,539	—	—
Options written, at value[1]	265,189	—	—
Outstanding swap agreements, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	160,895	221,954	—
Total liabilities	656,469	1,384,994	18,991,468
Net assets	$54,940,558	$143,968,525	$230,935,455
Net assets consist of:
Beneficial interest	$60,554,762	$188,620,549	$234,628,033
Accumulated undistributed net investment income	1,254,811	1,400,634	634
Accumulated net realized gain (loss)	(7,968,280)	(42,816,787)	(6,581,255)
Net unrealized appreciation (depreciation)	1,099,265	(3,235,871)	2,888,043
Net assets	$54,940,558	$143,968,525	$230,935,455
Shares outstanding	7,094,514	15,648,487	21,175,864
Net asset value, offering and redemption proceeds per share	$7.74	$9.20	$10.91

1  Premiums received by Series A and Series T were $192,382 and $195,163, respectively.

2  Net upfront payments made by Series T was $50,602.

SMA Relationship Trust

Financial statements

	Series S	Series T
Assets:
Investments, at cost:
Unaffiliated issuers	$100,659,793	$105,642,413
Affiliated issuers	2,476,249	33,492,443
Foreign currency	—	544
	$103,136,042	$139,135,400
Investments, at value:
Unaffiliated issuers	$107,899,817	$105,316,446
Affiliated issuers	2,476,249	33,492,443
Foreign currency	—	537
Receivables:
Investment securities sold	1,053,896	39,285,318
Dividends and interest	98,551	550,769
Fund shares sold	2,729,960	1,493,508
Foreign tax reclaims	—	—
Due from Custodian	260,387	—
Variation margin on futures contracts	—	—
Variation margin on centrally cleared swap agreements	—	254,829
Due from broker for centrally cleared swap agreements	—	—
Due from broker for futures contracts	—	106,380
Cash collateral for futures contracts	—	89,409
Cash collateral for swap agreements	—	505,466
Unrealized appreciation on forward foreign currency contracts	—	98,013
Total assets	114,518,860	181,193,118
Liabilities:
Payables:
Investment securities purchased	1,326,093	71,276,880
Fund shares redeemed	371,763	76,883
Due to custodian	—	924
Due to broker for futures contracts	—	—
Variation margin on futures contracts	—	19,422
Options written, at value[1]	—	133,222
Outstanding swap agreements, at value[2]	—	18,413
Unrealized depreciation on forward foreign currency contracts	—	37,340
Total liabilities	1,697,856	71,563,084
Net assets	$112,821,004	$109,630,034
Net assets consist of:
Beneficial interest	$99,339,884	$360,648,388
Accumulated undistributed net investment income	430,723	2,092,217
Accumulated net realized gain (loss)	5,810,373	(253,342,523)
Net unrealized appreciation (depreciation)	7,240,024	231,952
Net assets	$112,821,004	$109,630,034
Shares outstanding	9,111,761	23,520,054
Net asset value, offering and redemption proceeds per share	$12.38	$4.66

See accompanying notes to financial statements.

SMA Relationship Trust

Financial statements

Statement of operations
For the six months ended June 30, 2015 (unaudited)

	Series A	Series G	Series M
Investment income:
Dividends and other	$—	$1,503,771	$—
Interest	41,784	—	3,170,300
Affiliated income	3,104	687	3,034
Foreign tax withheld	—	(142,766)	—
Net investment income	44,888	1,361,692	3,173,334
Realized and unrealized gains/(losses) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	(267,026)	242,986	1,293,626
Investments in affiliated issuers	—	—	—
Futures contracts	792,007	—	(140,428)
Options written	(72,714)	—	—
Swap agreements	(523)	—	—
Forward foreign currency contracts	594,294	(795,289)	—
Foreign currency transactions	(88,082)	(127,098)	—
Net realized gain (loss)	957,956	(679,401)	1,153,198
Change in net unrealized appreciation/depreciation on:
Investments	(658,848)	316,429	(5,014,117)
Futures contracts	(132,140)	—	911,408
Options written	(72,807)	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	(76,991)	60,575	—
Translation of other assets and liabilities denominated in foreign currency	2,251	4,096	—
Change in net unrealized appreciation/depreciation	(938,535)	381,100	(4,102,709)
Net realized and unrealized gain (loss) from investment activities	19,421	(298,301)	(2,949,511)
Net increase in net assets resulting from operations	$64,309	$1,063,391	$223,823

SMA Relationship Trust

Financial statements

	Series S	Series T
Investment income:
Dividends and other	$452,496	$—
Interest	—	1,214,578
Affiliated income	1,315	15,800
Foreign tax withheld	—	—
Net investment income	453,811	1,230,378
Realized and unrealized gains/(losses) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,037,609	(153,654)
Investments in affiliated issuers	—	131,688
Futures contracts	—	59,160
Options written	—	171,149
Swap agreements	—	(615,406)
Forward foreign currency contracts	—	(1,316)
Foreign currency transactions	—	17,939
Net realized gain (loss)	4,037,609	(390,440)
Change in net unrealized appreciation/depreciation on:
Investments	137,845	(1,118,803)
Futures contracts	—	(212,747)
Options written	—	(77,649)
Swap agreements	—	708,022
Forward foreign currency contracts	—	(4,299)
Translation of other assets and liabilities denominated in foreign currency	—	(38,591)
Change in net unrealized appreciation/depreciation	137,845	(744,067)
Net realized and unrealized gain (loss) from investment activities	4,175,454	(1,134,507)
Net increase in net assets resulting from operations	$4,629,265	$95,871

See accompanying notes to financial statements.

SMA Relationship Trust

Financial statements

Statement of changes in net assets

	Series A		Series G
	Six months ended June 30, 2015 (unaudited)	Year ended December 31, 2014	Six months ended June 30, 2015 (unaudited)	Year ended December 31, 2014
From operations:
Net investment income	$44,888	$127,706	$1,361,692	$1,884,433
Net realized gain (loss)	957,956	1,280,880	(679,401)	8,612,506
Change in net unrealized appreciation/depreciation	(938,535)	636,582	381,100	(20,397,902)
Net increase (decrease) in net assets from operations	64,309	2,045,168	1,063,391	(9,900,963)
Dividends and distributions to shareholders from:
Net investment income	—	(1,810,221)	—	(1,635,001)
Net realized gain	—	—	—	—
Total dividends and distributions to shareholders	—	(1,810,221)	—	(1,635,001)
From beneficial interest transactions:
Proceeds from shares sold	10,353,376	15,924,817	70,782,386	17,513,453
Cost of shares redeemed	(2,528,889)	(5,714,806)	(6,431,554)	(21,412,353)
Net increase (decrease) in net assets resulting from beneficial interest transactions	7,824,487	10,210,011	64,350,832	(3,898,900)
Increase (decrease) in net assets	7,888,796	10,444,958	65,414,223	(15,434,864)
Net assets:
Net assets, beginning of period	47,051,762	36,606,804	78,554,302	93,989,166
Net assets, end of period	$54,940,558	$47,051,762	$143,968,525	$78,554,302
Accumulated undistributed (distributions in excess of) net investment income	$1,254,811	$1,209,923	$1,400,634	$38,942

SMA Relationship Trust

Financial statements

	Series M		Series S
	Six months ended June 30, 2015 (unaudited)	Year ended December 31, 2014	Six months ended June 30, 2015 (unaudited)	Year ended December 31, 2014
From operations:
Net investment income	$3,173,334	$5,822,659	$453,811	$730,086
Net realized gain (loss)	1,153,198	2,968,448	4,037,609	8,713,666
Change in net unrealized appreciation/depreciation	(4,102,709)	5,853,480	137,845	(9,881,465)
Net increase (decrease) in net assets from operations	223,823	14,644,587	4,629,265	(437,713)
Dividends and distributions to shareholders from:
Net investment income	(3,174,442)	(5,822,149)	—	(747,868)
Net realized gain	—	—	—	(8,392,687)
Total dividends and distributions to shareholders	(3,174,442)	(5,822,149)	—	(9,140,555)
From beneficial interest transactions:
Proceeds from shares sold	40,098,680	45,796,636	55,008,675	9,462,688
Cost of shares redeemed	(18,385,150)	(49,216,700)	(5,549,911)	(15,632,541)
Net increase (decrease) in net assets resulting from beneficial interest transactions	21,713,530	(3,420,064)	49,458,764	(6,169,853)
Increase (decrease) in net assets	18,762,911	5,402,374	54,088,029	(15,748,121)
Net assets:
Net assets, beginning of period	212,172,544	206,770,170	58,732,975	74,481,096
Net assets, end of period	$230,935,455	$212,172,544	$112,821,004	$58,732,975
Accumulated undistributed (distributions in excess of) net investment income	$634	$1,742	$430,723	$(23,088)

See accompanying notes to financial statements.

SMA Relationship Trust

Financial statements

Statement of changes in net assets (continued)

	Series T
	Six months ended June 30, 2015 (unaudited)	Year ended December 31, 2014
From operations:
Net investment income	$1,230,378	$2,422,831
Net realized gain (loss)	(390,440)	4,109,518
Change in net unrealized appreciation/depreciation	(744,067)	1,118,314
Net increase in net assets from operations	95,871	7,650,663
Dividends and distributions to shareholders from:
Net investment income	(1,372,065)	(3,055,621)
Total dividends and distributions to shareholders	(1,372,065)	(3,055,621)
From beneficial interest transactions:
Proceeds from shares sold	9,171,950	38,825,022
Cost of shares redeemed	(8,172,119)	(34,505,511)
Net increase in net assets resulting from beneficial interest transactions	999,831	4,319,511
Increase (decrease) in net assets	(276,363)	8,914,553
Net assets:
Net assets, beginning of period	109,906,397	100,991,844
Net assets, end of period	$109,630,034	$109,906,397
Accumulated undistributed net investment income	$2,092,217	$2,233,904

See accompanying notes to financial statements.

SMA Relationship Trust—Series A

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2015	Year ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$7.71	$7.64	$7.36	$6.72	$6.69	$6.85
Income (loss) from investment operations:
Net investment income[1]	0.01	0.02	0.02	0.00[4]	0.07	0.05
Net realized and unrealized gain (loss)	0.02	0.35	0.47	0.98	(0.04)	(0.06)
Total income (loss) from investment operations	0.03	0.37	0.49	0.98	0.03	(0.01)
Dividends/distributions:
From net investment income	—	(0.30)	(0.21)	(0.34)	—	(0.15)
Net asset value, end of period	$7.74	$7.71	$7.64	$7.36	$6.72	$6.69
Total investment return[2]	0.39%	4.79%	6.67%	14.57%	0.60%	(0.37)%
Ratios to average net assets:
Net investment income	0.18%[3]	0.30%	0.22%	0.04%	1.07%	0.69%
Supplemental data:
Net assets, end of period (000's)	$54,941	$47,052	$36,607	$28,153	$29,330	$32,847
Portfolio turnover rate	10%	11%	19%	48%	126%	50%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

SMA Relationship Trust—Series G

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2015	Year ended December 31,			For the period ended December 31,
	(unaudited)	2014	2013	2012	2011[3]
Net asset value, beginning of period	$8.93	$10.19	$8.76	$7.42	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.14	0.21	0.19	0.19	0.09
Net realized and unrealized gain (loss)	0.13	(1.29)	1.53	1.32	(2.61)
Total income (loss) from investment operations	0.27	(1.08)	1.72	1.51	(2.52)
Dividends/distributions:
From net investment income	—	(0.18)	(0.29)	(0.17)	(0.06)
Return of capital	—	—	—	—	(0.00)[4]
Total dividends/distributions	—	(0.18)	(0.29)	(0.17)	(0.06)
Net asset value, end of period	$9.20	$8.93	$10.19	$8.76	$7.42
Total investment return[2]	3.02%	(10.60)%	19.74%	20.42%	(25.19)%
Ratios to average net assets:
Net investment income	3.15%[5]	2.10%	2.00%	2.39%	1.57%[5]
Supplemental data:
Net assets, end of period (000's)	$143,969	$78,554	$93,989	$116,421	$119,785
Portfolio turnover rate	20%	146%	100%	110%	92%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  For the period May 6, 2011 (commencement of operations) to December 31, 2011.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2015	Year ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.05	$10.59	$10.97	$10.61	$9.86	$10.08
Income (loss) from investment operations:
Net investment income[1]	0.16	0.31	0.27	0.33	0.36	0.37
Net realized and unrealized gain (loss)	(0.14)	0.47	(0.39)	0.36	0.75	(0.21)
Total income (loss) from investment operations	0.02	0.78	(0.12)	0.69	1.11	0.16
Dividends/distributions:
From net investment income	(0.16)	(0.32)	(0.26)	(0.33)	(0.36)	(0.38)
Net asset value, end of period	$10.91	$11.05	$10.59	$10.97	$10.61	$9.86
Total investment return[2]	0.15%	7.40%	(1.05)%	6.55%	11.48%	1.52%
Ratios to average net assets:
Net investment income	2.88%[3]	2.87%	2.49%	2.99%	3.53%	3.69%
Supplemental data:
Net assets, end of period (000's)	$230,935	$212,173	$206,770	$166,821	$188,565	$214,728
Portfolio turnover rate	34%	80%	91%	65%	108%	116%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust—Series S

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2015	Year ended December 31,			For the period ended December 31,
	(unaudited)	2014	2013	2012	2011[3]
Net asset value, beginning of period	$11.51	$13.35	$10.07	$8.39	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.08	0.14	0.13	0.17	0.08
Net realized and unrealized gain (loss)	0.79	(0.20)	3.40	1.67	(1.60)
Total income (loss) from investment operations	0.87	(0.06)	3.53	1.84	(1.52)
Dividends/distributions:
From net investment income	—	(0.15)	(0.14)	(0.16)	(0.09)
From net realized gains	—	(1.63)	(0.11)	—	—
Return of capital	—	—	—	—	(0.00)[4]
Total dividends/distributions	—	(1.78)	(0.25)	(0.16)	(0.09)
Net asset value, end of period	$12.38	$11.51	$13.35	$10.07	$8.39
Total investment return[2]	7.56%	(0.35)%	35.07%	21.95%	(15.20)%
Ratios to average net assets:
Net investment income	1.37%[5]	1.07%	1.10%	1.79%	1.38%[5]
Supplemental data:
Net assets, end of period (000's)	$112,821	$58,733	$74,481	$63,500	$39,856
Portfolio turnover rate	41%	58%	54%	80%	103%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  For the period May 2, 2011 (commencement of operations) to December 31, 2011.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2015	Year ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$4.72	$4.52	$4.68	$4.50	$4.34	$4.28
Income (loss) from investment operations:
Net investment income[1]	0.05	0.11	0.04	0.13	0.17	0.19
Net realized and unrealized gain (loss)	(0.05)	0.22	(0.05)	0.20	0.19	0.24
Total income (loss) from investment operations	0.00	0.33	(0.01)	0.33	0.36	0.43
Dividends/distributions:
From net investment income	(0.06)	(0.13)	(0.15)	(0.15)	(0.20)	(0.36)
Return of capital	—	—	—	—	—	(0.01)
Total dividends/distributions	(0.06)	(0.13)	(0.15)	(0.15)	(0.20)	(0.37)
Net asset value, end of period	$4.66	$4.72	$4.52	$4.68	$4.50	$4.34
Total investment return[2]	(0.03)%	7.47%	(0.32)%	7.53%	8.53%	10.08%
Ratios to average net assets:
Net investment income	2.25%[3]	2.29%	0.79%	2.80%	3.79%	4.32%
Supplemental data:
Net assets, end of period (000's)	$109,630	$109,906	$100,992	$104,269	$90,402	$113,561
Portfolio turnover rate	455%	788%	505%	460%	316%	276%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

SMA Relationship Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The Trust has five separate investment portfolios available for investment, each having its own investment objectives and policies: Series A, Series G, Series M, Series S and Series T (each a "Fund", and collectively, the "Funds"). Each series covered by this report is diversified except for SMA Relationship Trust—Series A and Series M, which are non-diversified. The investment objective of Series A is to maximize total return, consisting of capital appreciation and current income. Series A pursues its investment objective by investing in securities and financial instruments to gain exposure to the global equity, global fixed income and cash equivalents markets, including global currencies. The investment objective of Series G is to provide long-term capital appreciation. Series G pursues its investment objective by investing in equity securities of issuers economically tied to a number of countries throughout the world, excluding the US. The investment objective of Series M is to seek total return consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series S is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Series S pursues its investment objective by investing in equity securities of US small capitalization companies. The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in securities, financial instruments and affiliated investment companies to gain exposure to certain sectors of the fixed income market.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value will be calculated as of the time trading was halted.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last

SMA Relationship Trust

Notes to financial statements (unaudited)

bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

SMA Relationship Trust

Notes to financial statements (unaudited)

The Board has delegated to the UBS Global AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In May 2015, FASB issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): "Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2015-07"). The modification removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements and disclosures.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements.

SMA Relationship Trust

Notes to financial statements (unaudited)

Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2015 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of June 30, 2015, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. SMA Relationship Trust—Series T is a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in the Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended June 30, 2015.

Disclosure of derivatives by underlying risk as of and for the period ended June 30, 2015 is as follows:

Asset derivatives1

	Interest rate risk	Equity risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Forward foreign currency contracts	$—	$—	$226,146	$226,146
Futures contracts	60,258	48,406	—	108,664
Options purchased	—	475,372	—	475,372
Total value	$60,258	$523,778	$226,146	$810,182

Liability derivatives2

	Interest rate risk	Equity risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Forward foreign currency contracts	$—	$—	$(160,895)	$(160,895)
Futures contracts	(54,099)	(325,921)	—	(380,020)
Options written	—	(265,189)	—	(265,189)
Total value	$(54,099)	$(591,110)	$(160,895)	$(806,104)

1  In the Statement of assets and liabilities, options purchased are shown within Investments of unaffiliated issuers, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

2  In the Statement of assets and liabilities, options written are shown at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

SMA Relationship Trust

Notes to financial statements (unaudited)

Activities in derivative instruments during the period ended June 30, 2015, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$—	$594,294	$594,294
Futures contracts	(329,421)	1,121,428	—	—	792,007
Options purchased[2]	—	(212,673)	—	—	(212,673)
Options written	—	(72,714)	—	—	(72,714)
Swap agreements	—	—	(523)	—	(523)
Total net realized gain (loss)	$(329,421)	$836,041	$(523)	$594,294	$1,100,391
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$—	$(76,991)	$(76,991)
Futures contracts	85,284	(217,424)	—	—	(132,140)
Options purchased[2]	—	(23,322)	—	—	(23,322)
Options written	—	(72,807)	—	—	(72,807)
Total change in net unrealized appreciation/depreciation	$85,284	$(313,553)	$—	$(76,991)	$(305,260)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.

2  Statement of operations location: Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written and forward foreign currency contracts.

Asset derivatives1

	Interest rate risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Forward foreign currency contracts	$—	$—	$98,013	$98,013
Futures contracts	73,622	—	—	73,622
Options purchased	2,500	11,573	25,335	39,408
Swap agreements	670,852	—	—	670,852
Total value	$746,974	$11,573	$123,348	$881,895

Liability derivatives2

	Interest rate risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Forward foreign currency contracts	$—	$—	$(37,340)	$(37,340)
Futures contracts	(93,044)	—	—	(93,044)
Options written	(105,625)	(15,770)	(11,827)	(133,222)
Swap agreements	(83,927)	(18,413)	—	(102,340)
Total value	$(282,596)	$(34,183)	$(49,167)	$(365,946)

1  In the Statement of assets and liabilities, options purchased are shown within Investments, at value: Unaffiliated issuers. Swap agreements are shown in the table above at value, as reported within the Portfolio of investments. OTC swap agreements are reported in the Statement of assets and liabilities within Outstanding swap agreements, at value, while only the unpaid variation margin on centrally cleared swaps is reported within the Statement of assets and liabilities within variation margin on centrally cleared swap agreements. Futures contracts are reported in the table above using cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

SMA Relationship Trust

Notes to financial statements (unaudited)

2  In the Statement of assets and liabilities, options written and outstanding swap agreements are shown at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. OTC swap agreements are reported in the Statement of assets and liabilities within Outstanding swap agreements, at value, while only the unpaid variation margin on centrally cleared swaps is reported within the Statement of assets and liabilities within variation margin on centrally cleared swap agreements. Futures contracts are reported in the table above using cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the period ended June 30, 2015, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(1,316)	$(1,316)
Futures contracts	59,160	—	—	59,160
Options purchased[2]	(134,172)	(3,857)	127,024	(11,005)
Options written	45,990	125,159	—	171,149
Swap agreements	(747,173)	131,767	—	(615,406)
Total net realized gain (loss)	$(776,195)	$253,069	$125,708	$(397,418)
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$(4,299)	$(4,299)
Futures contracts	(212,747)	—	—	(212,747)
Options purchased	103,641	(802)	(90,015)	12,824
Options written	(73,584)	(9,926)	5,861	(77,649)
Swap agreements	781,349	(73,327)	—	708,022
Total change in net unrealized appreciation/depreciation	$598,659	$(84,055)	$(88,453)	$426,151

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.

2  Statement of operations location: Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

SMA Relationship Trust—Series M had net realized loss of $140,428 on futures contracts related to interest rate risk and unrealized gain of $911,408 related to interest rate risk.

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The provisions of ASC Topic 210 "Disclosures about Offsetting Assets and Liabilities" require disclosure on the offsetting of financial assets and liabilities. The offsetting disclosures are limited to derivatives, repurchase and reverse repurchase agreements, and security lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement ("MNA") or similar agreement. Tables are not presented below for any funds which only hold derivatives which are not subject to offsetting under ASC Topic 210.

SMA Relationship Trust

Notes to financial statements (unaudited)

SMA Relationship Trust—Series A

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	226,146	(160,895)
Futures contracts[1]	108,664	(380,020)
Options purchased	475,372	—
Options written	—	(265,189)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	810,182	(806,104)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(584,036)	645,209
Total gross amount of assets and liabilities subject to MNA or similar agreements	226,146	(160,895)

1  Includes cumulative appreciation/depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2015.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
DB	9,629	—	—	9,629
JPMCB	196,638	(137,316)	—	59,322
MSCI	19,879	(18,715)	—	1,164
Total	226,146	(156,031)	—	70,115
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
CIBC	(4,864)	—	—	(4,864)
JPMCB	(137,316)	137,316	—	—
MSCI	(18,715)	18,715	—	—
Total	(160,895)	156,031	—	(4,864)

SMA Relationship Trust—Series G

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	67,147	(221,954)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	67,147	(221,954)

SMA Relationship Trust

Notes to financial statements (unaudited)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2015.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
DB	75	—	—	75
GSI	16,170	(4,258)	—	11,912
JPMCB	50,902	(50,902)	—	—
Total	67,147	(55,160)	—	11,987
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
CIBC	(4,016)	—	—	(4,016)
GSI	(4,258)	4,258	—	—
JPMCB	(213,680)	50,902	—	(162,778)
Total	(221,954)	55,160	—	(166,794)

SMA Relationship Trust—Series T

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	98,013	(37,340)
Futures contracts[1]	73,622	(93,044)
Options purchased	39,408	—
Options written	—	(133,222)
Swap agreements[1]	670,852	(102,340)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	881,895	(365,946)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(746,974)	282,596
Total gross amount of assets and liabilities subject to MNA or similar agreements	134,921	(83,350)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2015.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
CIBC	23,276	—	—	23,276
JPMCB	86,310	(53,110)	—	33,200
MSC	25,335	(14,627)	—	10,708
Total	134,921	(67,737)	—	67,184

SMA Relationship Trust

Notes to financial statements (unaudited)

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
JPMCB	(53,110)	53,110	—	—
MLI	(15,613)	—	—	(15,613)
MSC	(14,627)	14,627	—	—
Total	(83,350)	67,737	—	(15,613)

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio of investments footnotes.

C. Investment transactions and investment income: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of a Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund's portfolio are presented at the foreign exchange rates at the end of a Fund's fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds (except Series M) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying

SMA Relationship Trust

Notes to financial statements (unaudited)

value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, its custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts: The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities either as a hedge or to enhance income or realized gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Series A and Series T may from time to time purchase mortgage-backed securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Fund's records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: The Funds may engage in swap agreements, including but not limited to interest rate, currency and total return swap agreements. Series A, Series M and Series T may also engage in credit default swaps. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Each Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap agreement is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment

SMA Relationship Trust

Notes to financial statements (unaudited)

flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return or payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2015 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on corporate issues—buy protection" and "Credit default swaps on credit indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

SMA Relationship Trust

Notes to financial statements (unaudited)

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Funds would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements in the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where a Fund would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these

SMA Relationship Trust

Notes to financial statements (unaudited)

contracts is limited to the number of put option contracts written and the related strike prices, respectively. The maximum payout for SMA Relationship Trust—Series A and SMA Relationship Trust—Series T written put options is $9,628,887 and $1,905,075, respectively, at June 30, 2015.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities and indices and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Dividends and distributions: It is Series M and Series T policy to distribute their respective net investment income, if any, monthly. It is Series A, Series G and Series S policy to distribute their respective net investment income, if any, annually. The Funds will distribute their respective net capital gains, if any, typically in December. The Funds may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amounts of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

L. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

M. Commission recapture program: Series G and Series S participate in a brokerage commission recapture program, whereby the Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral

SMA Relationship Trust

Notes to financial statements (unaudited)

benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2015, there were no recaptured commissions.

2. Investment advisory and administration fees and other transactions with affiliates

The Funds' Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS Global AM under which UBS Global AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS Global AM for investment advisory services provided by UBS Global AM.

UBS Global AM (not the Funds) pays all ordinary operating expenses, excluding extraordinary expenses, incurred by the Funds. Additionally, with respect to SMA Relationship Trust—Series S, UBS Global AM (not the Fund) pays Manulife Asset Management a fee for sub-advisory services.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. Investments in affiliated investment companies for the period ended June 30, 2015 have been included near the end of each Fund's Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended June 30, 2015, were as follows:

Fund	Amount
Series G	$33

3. Purchases and sales of securities

For the period ended June 30, 2015, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
Series A	$9,435,270	$3,278,321
Series G	57,087,202	17,946,749
Series M	114,860,339	77,248,268
Series S	73,211,404	26,634,839
Series T	429,141,725	430,434,431

For the period ended June 30, 2015, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
Series T	$60,254,147	$58,048,526

4. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

SMA Relationship Trust

Notes to financial statements (unaudited)

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

	2014
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
Series A	$1,810,221	$—	$1,810,221
Series G	1,635,001	—	1,635,001
Series M	5,822,149[1]	—	5,822,149
Series S	3,186,927	5,953,628	9,140,555
Series T	3,055,621	—	3,055,621

1  $5,818,776 considered tax-exempt.

The tax character of distributions paid and components of accumulated earnings/(deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending December 31, 2015.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by a Fund after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
Series G	$(41,139,124)	$—	$(41,139,124)
Series T	—	(5,857,332)	(5,857,332)

At December 31, 2014, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates—December 31,
Fund	2016	2017	2018
Series A	$—	$5,773,833	$2,935,824
Series M	—	7,986,956	—
Series T	109,991,161	115,570,788	21,332,904

SMA Relationship Trust

Notes to financial statements (unaudited)

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended December 31, 2014, the following Funds incurred, and elected to defer, losses of the following:

	Late year ordinary	Post October capital losses
Fund	losses	Short-term	Long-term
Series A	$—	$136,302	$137,932
Series G	—	835,328	—
Series M	—	143,435	—
Series S	—	828,272	—
Series T	—	—	78,980

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of June 30, 2015 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended June 30, 2015, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

5. Shares of beneficial interest

There is an unlimited number of shares of no par value beneficial interest authorized. For the years ended June 30, 2015 and December 31, 2014, transactions in shares of beneficial interest for each of the Funds were as follows:

	Period ended June 30, 2015
Fund	Shares sold	Shares repurchased	Net increase in shares outshanding
Series A	1,313,983	(321,832)	992,151
Series G	7,552,302	(696,261)	6,856,041
Series M	3,648,343	(1,669,711)	1,978,632
Series S	4,473,431	(464,818)	4,008,613
Series T	1,940,182	(1,722,524)	217,658
	Year ended December 31, 2014
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outshanding
Series A	2,036,722	(727,117)	1,309,605
Series G	1,795,476	(2,229,509)	(434,033)
Series M	4,183,408	(4,505,257)	(321,849)
Series S	725,212	(1,202,405)	(477,193)
Series T	8,325,719	(7,387,153)	938,566

SMA Relationship Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

SMA Relationship Trust

Board approval of investment advisory and sub-advisory agreements (unaudited)

At the meeting of the Board of Trustees (the "Board") of SMA Relationship Trust (the "Trust"), held on June 4 and 5, 2015 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for each series of the Trust (each a "Fund," and together, the "Funds"). The Board of the Trust, including the Independent Trustees, also considered the approval of the investment sub-advisory agreement (the "Sub-Advisory Agreement") (the Advisory Agreements together with the Sub-Advisory Agreement" may be collectively referred to as "Advisory Agreements") between the Trust and Manulife Asset Management (US) LLC ("Sub-Advisor") for the Series S series of the Trust. Prior to the Meeting, the Independent Trustees' counsel had sent to each of the Advisor and Sub-Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements and Sub-Advisory Agreement, respectively. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 26, 2015, June 4, 2015 and June 5, 2015, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreements for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor, and if applicable, the Sub-Advisor, to the Fund; (ii) the performance of the Fund and the Advisor, and if applicable, the Sub-Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor, and if applicable the Sub-Advisor, and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor and, if applicable, the Sub-Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services. In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies, including the derivative strategies utilized by certain Funds. The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust including administration services provided by the Advisor and underwriting services provided by UBS Global Asset Management (US) Inc.

With respect to Series S, the Board also considered the scope and depth of Sub-Advisor's organization and the experience and expertise of the professionals currently providing investment sub-advisory services to Series S. The Board considered that the Sub-Advisor was a large, well-established asset management organization employing

SMA Relationship Trust

Board approval of investment advisory and sub-advisory agreements (unaudited)

investment personnel with significant experience in the investment management industry. The Board also considered the Sub-Advisor's specific investment approach and level of expertise within the small cap asset class. Further, the Board reviewed information regarding the other accounts for which the Sub-Advisor provides advisory services.

After analyzing the services provided by the Advisor, and if applicable, the Sub-Advisor, to a Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance. In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Lipper Reports, the Board noted that Series A and Series T, had appeared in one of the top two performance quintiles for the one-year performance period. At the Board's request, the Advisor addressed the performance data for Series G, Series M and Series S, which had each appeared in one of the lower performance quintiles for the one-year performance period.

In discussing the performance of Series G for the one-year performance period, the Advisor noted that prior to September 17, 2014, Series G was employing an international growth strategy that resulted in underperformance compared to the Fund's Lipper peer universe. Series G has since been transitioned to a global ex-U.S. strategy and is being managed by a new portfolio team. The Advisor stated that it believed that the Fund's performance would improve under the new strategy and portfolio management team.

The Advisor next addressed the relative underperformance of Series M with respect to the Fund's peers. Series M's weaker relative performance as compared to its peer universe was primarily due to the Fund's larger allocation to higher quality municipal debt than many of its peer funds. During the one-year performance period, higher quality municipal debt significantly underperformed lower quality municipal debt.

In explaining the performance of Series S over the past year, the Advisor noted that stock selection was the primary factor that contributed to the Fund's relative underperformance as compared to its peer universe. The Advisor noted that the Sub-Advisor continues to adhere to its price-to-intrinsic value philosophy in trying to identify the best businesses for the long-term, and that has been reflected in the characteristics of the issuers selected. The Advisor noted that the performance of Series S has rebounded in the first quarter of 2015, as performance trends have begun to favor issuers that meet the Sub-Advisor's investment criteria.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the limited performance history of the Funds.

Costs and Expenses. The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements and that the Advisor assumes all the ordinary operating expenses for the Funds.

With respect to Series S, the Board also reviewed and considered the contractual sub-advisory fee paid by the Advisor to Sub-Advisor in light of the nature, extent, and quality of the sub-advisory services provided by the Advisor. The Board noted that the sub-advisory fee to be paid to by the Advisor was less than the management fees paid by a comparable fund and account to the Sub-Advisor for its services. After discussing the information about the comparable fund and account, the Board determined that the fees paid by the Advisor to the

SMA Relationship Trust

Board approval of investment advisory and sub-advisory agreements (unaudited)

Sub-Advisor were reasonable, giving effect to differences in services performed for the other fund and account as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the sub-advisory fee payable under the Sub-Advisory Agreement by the Advisor to the Sub-Advisor was fair and reasonable.

Profitability. In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds, including the investment by wrap fee clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

In considering the profitability of the Sub-Advisor and its affiliates in providing services to Series S, the Board noted that the sub-advisory fee is paid by the Advisor, and not by the Fund, and the Advisor does not earn any management fees in connection with the management of the Fund. The Board also considered "fall-out" or ancillary benefits to the Sub-Advisor and its affiliates as the result of their relationships with Series S. The Advisor noted that the Sub-Advisor's relationship with Series S was limited to its provision of sub-advisory services to the Fund and that therefore the Advisor believed that the Sub-Advisor does not receive tangible ancillary benefits as a result of its relationship with the Fund, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Fund (which also would potentially benefit the Fund). The Board recognized that the Sub-Advisor may receive intangible benefits from its association with the Fund, such as increased name recognition or publicity from being selected as the sub-advisor to the Fund after an extensive review process. Upon examining all information provided by the Sub-Advisor, the Board concluded that the level of profits realized by Manulife and its affiliates with respect to the Fund, if any, was reasonable in relation to the nature and quality of the services that would be provided.

Economies of Scale. The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because each Fund was not charged an advisory fee under its Advisory Agreement. With respect to Series S, the Board also concluded that economies of scale and the reflection of such economies of scale in the level of sub-advisory fees charged were inapplicable to Series S because the Fund does not pay the sub-advisory fee charged under the Sub-Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreements for each Fund was in the best interests of the Fund and its shareholders.

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Trustees

Frank K. Reilly
Chairman

Adela Cepeda

E. Blake Moore, Jr.

John J. Murphy

Edward M. Roob

Abbie J. Smith

J. Mikesell Thomas

Principal Officers

Mark E. Carver
President

Mark F. Kemper
Vice President and Secretary

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Funds without examination by independent registered public accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

©UBS 2015. All rights reserved.

PRESORTED
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UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S331

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not Applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the SMA Relationship Trust, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2015

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	September 8, 2015